                                                                     EXHIBIT 4.6

--------------------------------------------------------------------------------


                                  MIDAS, INC.


                               ________________

                           MIDAS RETIREMENT SAVINGS
                           PLAN FOR HOURLY EMPLOYEES

                               ________________

                          ESTABLISHED JANUARY 1, 1998


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

MIDAS RETIREMENT SAVINGS PLAN FOR HOURLY EMPLOYEES
--------------------------------------------------------------------------------

MIDAS, INC. establishes the MIDAS RETIREMENT SAVINGS PLAN FOR HOURLY EMPLOYEES for the benefit of eligible employees of the Company, Midas International Corporation, and their participating affiliates. The Plan is intended to constitute a qualified profit sharing plan, as described in Code Section 401(a), which includes a qualified cash or deferred arrangement, as described in Code
Section 401(k). Such Plan is set forth herein, amended and restated effective as of January 1, 1998 (except as otherwise specified herein or required by law) to add an employee stock ownership plan ("ESOP") consisting solely of an ESOP Matching Account for each Participant.

As of the date this Plan receives a transfer of assets and liabilities from the Whitman Corporation Master Retirement Savings Plan, such assets and liabilities shall be allocated to the respective account of each Participant and Beneficiary hereunder. References herein to dates prior to January 1, 1998 shall be deemed to refer to this Plan as it existed under the Whitman Corporation Master Retirement Savings Plan.
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ARTICLE I

DEFINITIONS...............................................................     1
     1.1   "Accounting Period"............................................     1
     1.2   "Accounts".....................................................     1
     1.3   "Accrued Benefit"..............................................     2
     1.4   "Administrative Services Agreement"............................     2
     1.5   "Administrator"................................................     2
     1.6   "Appendix".....................................................     3
     1.7   "Applicable Election Period"...................................     3
     1.8   "Authorized Leave of Absence"..................................     3
     1.9   "Beneficiary"..................................................     3
     1.10  "Board of Directors"...........................................     3
     1.11  "Break in Service".............................................     3
     1.12  "Business Day".................................................     3
     1.13  "CEO"..........................................................     3
     1.14  "Change Date"..................................................     4
     1.15  "Commonly Controlled Entity"...................................     4
     1.16  "Company"......................................................     4
     1.17  "Company Stock"................................................     4
     1.18  "Company Stock Fund"...........................................     4
     1.19  "Compensation".................................................     4
     1.20  "Computation Period"...........................................     5
     1.21  "Contract Administrator".......................................     5
     1.22  "Contributions"................................................     6
     1.23  "Contribution Dollar Limit"....................................     6
     1.24  "Contribution Election" or "Election"..........................     6
     1.25  "Contribution Percentage"......................................     6
     1.26  "Conversion Election"..........................................     6
     1.27  "Custodial Agreement"..........................................     7
     1.28  "Custodian"....................................................     7
     1.29  "Direct Rollover"..............................................     7
     1.30  "Disability or Disabled".......................................     7
     1.31  "Distributee"..................................................     7
     1.32  "Early Retirement Date"........................................     7
     1.33  "Effective Date"...............................................     7
     1.34  "Elective Deferral"............................................     7
     1.35  "Eligible Employee"............................................     7
     1.36  "Eligibility Service"..........................................     8
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     1.37  "Eligible Retirement Plan".....................................     8
     1.38  "Eligible Rollover Distribution"...............................     8
     1.39  "Employee".....................................................     8
     1.40  "Employee Benefits Committee"..................................     8
     1.41  "Employer".....................................................     9
     1.42  "Employer Securities"..........................................     9
     1.43  "Employment Date"..............................................     9
     1.44  "ERISA"........................................................     9
     1.45  "ESOP".........................................................     9
     1.46  "Fiduciary"....................................................     9
     1.47  "Forfeiture"...................................................     9
     1.48  "Forfeiture Account"...........................................     9
     1.49  "Highly Compensated Eligible Employee" or "HCE"................     9
     1.50  "Hour of Service"..............................................    11
     1.51  "Insurance Contract Arrangement"...............................    12
     1.52  "Internal Revenue Code" or "Code"..............................    13
     1.53  "Investment Election"..........................................    13
     1.54  "Investment Fund" or "Fund"....................................    13
     1.55  "Limited Deferrals"............................................    13
     1.56  "Maternity/Paternity Absence"..................................    13
     1.57  "Named Fiduciary"..............................................    13
     1.58  "Non-Highly Compensated Employee" or "NHCE"....................    14
     1.59  "Normal Retirement Date".......................................    14
     1.60  "Notice Date"..................................................    14
     1.61  "Participant"..................................................    14
     1.62  "Payment Date".................................................    14
     1.63  "Plan".........................................................    15
     1.64  "Plan Year"....................................................    15
     1.65  "QDRO".........................................................    15
     1.66  "Qualified Election Period"....................................    15
     1.67  "Qualified Joint and Survivor Annuity".........................    15
     1.68  "Qualified Matching Contribution"..............................    15
     1.69  "Qualified Participant"........................................    15
     1.70  "Related Plan".................................................    15
     1.71  "Rollover Contribution"........................................    15
     1.72  "Senior Vice-President"........................................    16
     1.73  "Settlement Date"..............................................    16
     1.74  "Spousal Consent"..............................................    16
     1.75  "Spouse".......................................................    16
     1.76  "Sweep Date"...................................................    16
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     1.77  "Termination of Employment"....................................    16
     1.78  "Total Distribution"...........................................    17
     1.79  "Trade Date"...................................................    17
     1.80  "Trust"........................................................    17
     1.81  "Trust Agreement"..............................................    17
     1.82  "Trust Fund"...................................................    17
     1.83  "Trustee"......................................................    17
     1.84  "Trustee Transfer".............................................    17
     1.85  "Unit Value"...................................................    17
     1.86  "Valuation Date"...............................................    18
     1.87  "Vesting Service"..............................................    18
     1.88  "Whitman Plan".................................................    18
     1.89  "Year of Service"..............................................    18

ARTICLE II

PARTICIPATION.............................................................    20
     2.1   Eligibility....................................................    20
     2.2   Reemployment...................................................    20
     2.3   Participation Upon Change of Job Status........................    20

ARTICLE III

PARTICIPANT CONTRIBUTIONS.................................................    21
     3.1   Pre-Tax Contribution Elections.................................    21
     3.2   Post-Tax Contribution Elections................................    21
     3.3   Election Procedures............................................    22
     3.4   Limitation of Elective Deferrals for all Participants..........    23

ARTICLE IV

EMPLOYER CONTRIBUTIONS AND ALLOCATIONS....................................    25
     4.1   Participant Contributions......................................    25
     4.2   Matching Contributions.........................................    25
     4.3   ESOP Matching Contributions....................................    26
     4.4   Formula Based Contributions....................................    26
     4.5   Special Contributions..........................................    27
     4.6   Miscellaneous..................................................    28

ARTICLE V
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ROLLOVERS.................................................................    29
     5.1   Rollovers......................................................    29

ARTICLE VI

ACCOUNTING FOR PARTICIPANTS'
ACCOUNTS AND FOR INVESTMENT FUNDS.........................................    30
     6.1   Individual Participant Accounting..............................    30
     6.2   Accounting for Investment Funds................................    31
     6.3   Accounts for QDRO Beneficiaries................................    32
     6.4   Special Accounting During Conversion Period....................    32

ARTICLE VII

INVESTMENT FUNDS AND ELECTIONS............................................    34
     7.1   Investment Funds...............................................    34
     7.2   Investment of Contributions....................................    34
     7.3   Investment of Accounts.........................................    35
     7.4   Establishment of Investment Funds..............................    36
     7.5   Transition Rules...............................................    36
     7.6   Assets Transferred from the Whitman Plan.......................    37

ARTICLE VIII

VESTING AND FORFEITURES...................................................    38
     8.1   Fully Vested Contribution Accounts.............................    38
     8.2   Vesting; Payment of Accrued Benefit On or After
           Retirement or Disability.......................................    38
     8.3   Vesting Schedule and Forfeitures...............................    38
     8.4   Forfeitures....................................................    39
     8.5   Forfeiture Account.............................................    40

ARTICLE IX

PARTICIPANT LOANS.........................................................    41
     9.1   Participant Loans Permitted....................................    41
     9.2   Loan Funding Limits............................................    41
     9.3   Maximum Number of Loans........................................    42
     9.4   Source of Loan Funding.........................................    42
     9.5   Interest Rate..................................................    42
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     9.6    Repayment.....................................................    42
     9.7    Repayment Hierarchy...........................................    42
     9.8    Loan Application, Note and Security...........................    42
     9.9    Default, Suspension and Acceleration Feature..................    43
     9.10   Military Service..............................................    43
     9.11   Loans from Whitman Plan.......................................    43

ARTICLE X

IN-SERVICE WITHDRAWALS....................................................    44
     10.1   Withdrawals for General Hardship..............................    44
     10.2   Withdrawals for 401(k) Hardship...............................    44
     10.3   Withdrawals for Participants over age 59 1/2 or who are
            Disabled......................................................    46
     10.4   Unrestricted Withdrawals......................................    46
     10.5   Withdrawal Processing.........................................    47

ARTICLE XI

DISTRIBUTIONS ON AND AFTER
TERMINATION OF EMPLOYMENT.................................................    49
     11.1   Request for Distribution of Benefits..........................    49
     11.2   Deadline for Distribution.....................................    49
     11.3   ESOP Matching Account.........................................    50
     11.4   Payment Form and Medium.......................................    50
     11.5   Small Amounts Paid Immediately................................    51
     11.6   Payment Within Life Expectancy................................    51
     11.7   Incidental Benefit Rule.......................................    52
     11.8   QJSA and QPSA Information and Elections.......................    52
     11.9   Continued Payment of Amounts in Payment Status on
            January 1, 1998...............................................    54
     11.10  TEFRA Transitional Rule.......................................    54
     11.11  Direct Rollover...............................................    54

ARTICLE XII

DISTRIBUTION OF ACCRUED BENEFITS ON DEATH.................................    55
     12.1   Payment to Beneficiary........................................    55
     12.2   Beneficiary Designation.......................................    55
     12.3   Benefit Election..............................................    55
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     12.4   Payment Form..................................................    56
     12.5   Time Limit for Payment to Beneficiary.........................    56
     12.6   QPSA Information and Election.................................    56
     12.7   Direct Rollover...............................................    57

ARTICLE XIII

MAXIMUM CONTRIBUTIONS.....................................................    58
     13.1   Definitions...................................................    58
     13.2   Avoiding an Annual Excess.....................................    59
     13.3   Correcting an Annual Excess...................................    59
     13.4   Correcting a Multiple Plan Excess.............................    60
     13.5   Two-Plan Limit................................................    60
     13.6   Short Plan Year...............................................    61
     13.7   Grandfathering of Applicable Limitations......................    61

ARTICLE  XIV

ADP AND ACP TESTS.........................................................    62
     14.1   Contribution Limitation Definitions...........................    62
     14.2   ADP and ACP Tests.............................................    63
     14.3   Correction of ADP and ACP Tests...............................    64
     14.4   Method of Calculation.........................................    64
     14.5   Multiple Use Test.............................................    65
     14.6   Adjustment for Investment Gain or Loss........................    65
     14.7   Required Records..............................................    66
     14.8   Incorporation by Reference....................................    66
     14.9   Collectively Bargained Employees..............................    66
     14.10  QSLOB.........................................................    66

ARTICLE  XV

CUSTODIAL ARRANGEMENTS....................................................    67
     15.1   Custodial Agreement...........................................    67
     15.2   Selection of Custodian........................................    67
     15.3   Custodian's Duties............................................    67
     15.4   Separate Entity...............................................    67
     15.5   Plan Asset Valuation..........................................    68
     15.6   Right of Employers to Plan Assets.............................    68
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ARTICLE XVI

ADMINISTRATION AND INVESTMENT MANAGEMENT..................................    69
     16.1   General.......................................................    69
     16.2   Administrator Acting as Employer..............................    69
     16.3   Employee Benefits Committee Acting as Employer................    70
     16.4   Administrator as Named Fiduciary..............................    71
     16.5   Employee Benefits Committee as Named Fiduciary................    71
     16.6   Employee Benefits Committee Membership........................    71
     16.7   Employee Benefits Committee Structure.........................    72
     16.8   Actions.......................................................    72
     16.9   Procedures for Designation of a Named Fiduciary...............    73
     16.10  Compensation..................................................    73
     16.11  Discretionary Authority of each Named Fiduciary...............    73
     16.12  Responsibility and Powers of the Administrator Regarding
            Administration of the Plan........................... ........    74
     16.13  Allocations and Delegations of Responsibility.................    75
     16.14  Bonding.......................................................    76
     16.15  Information to be Supplied by Employer........................    76
     16.16  Information to be Supplied by Named Fiduciary.................    76
     16.17  Misrepresentations............................................    76
     16.18  Records.......................................................    77
     16.19  Plan Expenses.................................................    77
     16.20  Fiduciary Capacity............................................    77
     16.21  Employer's Agent..............................................    77
     16.22  Plan Administrator............................................    77
     16.23  Plan Administrator Duties and Power...........................    77
     16.24  Named Fiduciary Decisions Final...............................    78
     16.25  No Agency.....................................................    79

ARTICLE  XVII

CLAIMS PROCEDURE..........................................................    80
     17.1   Initial Claim for Benefits....................................    80
     17.2   Review of Claim Denial........................................    80

ARTICLE XVIII

ADOPTION AND WITHDRAWAL FROM PLAN.........................................    82
     18.1   Procedure for Adoption........................................    82
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     18.2   Procedure for Withdrawal......................................    82

ARTICLE XIX

AMENDMENT, TERMINATION AND MERGER.........................................    83
     19.1   Amendments....................................................    83
     19.2   Plan Termination..............................................    84
     19.3   Plan Merger...................................................    85

ARTICLE XX

SPECIAL TOP-HEAVY RULES...................................................    86
     20.1   Application...................................................    86
     20.2   Special Terms.................................................    86
     20.3   Minimum Contribution..........................................    90
     20.4   Maximum Benefit Accrual.......................................    90
     20.5   Special Vesting...............................................    90

ARTICLE XXI

MISCELLANEOUS PROVISIONS..................................................    92
     21.1   Assignment and Alienation.....................................    92
     21.2   Protected Benefits............................................    92
     21.3   Plan Does Not Affect Employment Rights........................    92
     21.4   Deduction of Taxes from Amounts Payable.......................    92
     21.5   Facility of Payment...........................................    92
     21.6   Source of Benefits............................................    93
     21.7   Indemnification...............................................    93
     21.8   Reduction for Overpayment.....................................    93
     21.9   Limitation on Liability.......................................    93
     21.10  Company Merger................................................    93
     21.11  Employees' Trust..............................................    93
     21.12  Gender and Number.............................................    94
     21.13  Invalidity of Certain Provisions..............................    94
     21.14  Headings......................................................    94
     21.15  Uniform and Nondiscriminatory Treatment.......................    94
     21.16  Notice and Information Requirements...........................    94
     21.17  Military Service..............................................    94
     21.18  Law Governing.................................................    94
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                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

ARTICLE I
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                                  DEFINITIONS
                                  -----------

     The following sections of this Article I provide basic definitions of terms used throughout the Plan, and whenever used herein in a capitalized form, except as otherwise expressly provided or defined in an Appendix (but in such case only with respect to persons covered by such Appendix), the terms shall be deemed to have the following meanings:

     1.1  "Accounting Period" means the periods generally designated by the
           -----------------
Administrator with respect to each Investment Fund not to exceed one year in duration.

     1.2  "Accounts" means the  record of a Participant's interest in the Plan's
           --------
assets represented by his or her:

          (a)  "ESOP Matching Account" which means a Participant's interest in
                ---------------------
     the Plan's assets composed of Matching Contributions allocated on or after January 1, 1998 to the Participant under the Plan and an amount transferred from the Whitman Plan on or after January 1, 1998, if any, (as identified by the Administrator), plus all income and gains credited to, and minus all losses, expenses, withdrawals and distributions charged to, such Account, less the aggregate of the amounts transferred from the Participant's ESOP Matching Account to the Participant's Matching Account pursuant to an investment diversification election.

          (b)  "Formula Based Account" which means a Participant's interest in
                ---------------------
     the Plan's assets composed of Formula Based Contributions allocated on or after January 1, 1998 to the Participant under the Plan and an amount transferred from the Participant's "Formula Based Account" in the Whitman Plan on January 1, 1998, if any (as identified by the Administrator), plus all income and gains credited to, and minus all losses, expenses, withdrawals and distributions charged to, such Account.

          (c)  "Matching Account" which means a Participant's interest in the
                ----------------
     Plan's assets composed of Matching Contributions allocated on or after January 1, 1998 to the Participant under the Plan and an amount transferred from the Participant's "Matching Account" in the Whitman Plan on or after January 1, 1998, if any (as identified by the Administrator), and the aggregate of the amounts transferred from the Participant's ESOP Matching Account to the Participant's Matching Account pursuant to an investment diversification

                                      -1-
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                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

     election under Section 7.3(d), plus all income and gains credited to, and minus all losses, expenses, withdrawals and distributions charged to, such Account.

          (d)  "Post-Tax Account" which means a Participant's interest in the
                ----------------
     Plan's assets composed of post-tax contributions allocated on or after January 1, 1998 to the Participant under the Plan and an amount transferred from the Participant's "Post-Tax Account" in the Whitman Plan on or after January 1, 1998, if any (as identified by the Administrator), plus all income and gains credited to, and minus all losses, expenses, withdrawals and distributions charged to, such Account.

          (e)  "Pre-Tax Account" which means a Participant's interest in the
                ---------------
     Plan's assets composed of Pre-Tax Contributions allocated on or after January 1, 1998 to the Participant under the Plan and an amount transferred from the Participant's "Pre-Tax Account" in the Whitman Plan on or after January 1, 1998, if any (as identified by the Administrator), plus all income and gains credited to, and minus all losses, expenses, withdrawals and distributions charged to, such Account.

          (f)  "Rollover Account" which means a Participant's interest in the
                ----------------
     Plan's assets composed of Rollover Contributions allocated on or after January 1, 1998 to the Participant under the Plan and an amount transferred from the Participant's "Rollover Account" in the Whitman Plan on or after January 1, 1998, if any (as identified by the Administrator), plus all income and gains credited to, and minus all losses, expenses, withdrawals and distributions charged to, such Account.

          (g)  "Special Account" which means a Participant's interest in the
                ---------------
     Plan's assets composed of Special Contributions allocated on or after January 1, 1998 to the Participant under the Plan and an amount transferred from the Participant's "Special Account" in the Whitman Plan on or after January 1, 1998, if any (as identified by the Administrator), plus all income and gains credited to, and minus all losses, expenses, withdrawals and distributions charged to, such Account.

     1.3  "Accrued Benefit" means the units held in or posted to Accounts on the
           ---------------
Settlement Date in accordance with the terms of this Plan, including any applicable Administrative Services Agreement.

     1.4  "Administrative Services Agreement" means a contractual arrangement
           ---------------------------------
with, or if no separate contractual arrangement exists, that portion of an Insurance Contract Arrangement with, a Trustee, Named Fiduciary or a Contract Administrator which describes the services to be rendered by the Trustee, Named Fiduciary or Contract Administrator to or on behalf of the Plan and which Administrative Services Agreement is incorporated into and made a part of the Plan.

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                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

     1.5  "Administrator" means the Senior Vice President of Human Resources.
           -------------
References to the Administrator in this document shall include any Fiduciary (other than a Named Fiduciary) to whom the Administrator has allocated or delegated its authority to control and manage pursuant to the procedures in
Article XVI.

     1.6  "Appendix" means a written supplement attached to this Plan and made a
           --------
part hereof which has been added in accordance with the provisions of the Plan.

     1.7  "Applicable Election Period" means, with respect to an election
           --------------------------
described in Section 11.3 to waive the Normal Form, a period of time beginning 90 days before the Payment Date and ending with the Payment Date, or if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant.

     1.8  "Authorized Leave of Absence" means an absence, with or without
           ---------------------------
Compensation, authorized on a nondiscriminatory basis by a Commonly Controlled Entity under its standard personnel practices applicable to the Employee, including any period of time during which such person is covered by a short-term disability plan of his or her Employer and any period of time required to be recognized by the collective bargaining agreement between the Employer and such Employee's collective bargaining representative. An Employee who leaves the service of a Commonly Controlled Entity to enter the Armed Forces of the United States of America and who reenters the service of the Commonly Controlled Entity with reemployment rights under any statute granting reemployment rights to persons in the Armed Forces shall be deemed to have been on an Authorized Leave of Absence. The date that an Employee's Authorized Leave of Absence ends shall be determined in accordance with the personnel policies of such Commonly Controlled Entity, which ending date shall be no earlier than the date that the Authorized Leave of Absence is scheduled to end, unless the Employee communicates to such Commonly Controlled Entity that he or she is to have a Termination of Employment as of an earlier date.

     1.9  "Beneficiary" means any person designated by a Participant to receive
           -----------
any benefits which shall be payable with respect to the death of a Participant under the Plan or as a result of a QDRO.

     1.10 "Board of Directors" means the board of directors of the Company.
           ------------------

     1.11 "Break in Service" means the end of five consecutive Computation
           ----------------
Periods (or six consecutive Computation Periods if absence from employment was due to a Maternity/Paternity Absence) for which a Participant is credited with less than 501 Hours of Service.

     1.12 "Business Day" means any day or part of a day on which the New York
           ------------
Stock Exchange and the Trustee are open for business.

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                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

     1.13 "CEO" means the Chief Executive Officer of the Company.
           ---

     1.14 "Change Date" means the one or more dates during the Plan Year
           -----------
generally designated by the Administrator (or, with respect to a specific Employee group, as may be provided in an Appendix) as the dates available for implementing or changing a Participant's Contribution Election.

     1.15 "Commonly Controlled Entity" means (1) an Employer and any
           --------------------------
corporation, trade or business, but only for so long as it and the Employer are members of a controlled group of corporations as defined in Section 414(b) of the Code or under common control as defined in Section 414(c) of the Code; provided, however, that solely for purposes of the limitations of Code Section 415, the standard of control under Sections 414(b) and 414(c) of the Code shall be deemed to be "more than 50%" rather than "at least 80%," (2) an Employer and an organization, but only for so long as it and the Employer are, on and after the Effective Date, members of an affiliated service group as defined in Section 414(m) of the Code, (3) an Employer and an organization, but only for so long as the employees of it and the Employer are required to be aggregated, on and after the Effective Date, under Section 414(o) of the Code, or (4) any other organization designated as such by the Administrator.

     1.16 "Company" means MIDAS, INC. or any successor corporation by merger,
           -------
consolidation, purchase, or otherwise, which elects to adopt the Plan and the Trust.

     1.17 "Company Stock" means common stock issued by WHITMAN CORPORATION;
           -------------
provided however, on and after the date of distribution by WHITMAN CORPORATION to its shareholders of the outstanding shares of common stock of the Company, Company Stock will means shares of common stock issued by the Company.

     1.18 "Company Stock Fund" means an Investment Fund primarily invested in
           ------------------
Employer Securities.

     1.19 "Compensation" means:
           ------------

          (a) for purposes of allocating Contributions with respect to a Participant, compensation as specified in an Appendix which applies to such Participant;

          (b) for purposes of applying Section 415 of the Code to the Plan and its Participants for any limitation year, such compensation from a Commonly Controlled Entity, as determined by the Administrator, and satisfying the definition of compensation under Section 415 of the Code (within the meaning of Treasury Regulation 1.415-2(d)(2) and (3)); and

          (c) for any determination period with respect to an applicable provision of the Code other than Section 415, such compensation from a

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

     Commonly Controlled Entity, as determined by the Administrator, and which satisfies the requirements of Section 414(s) of the Code.

     In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994 the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner of Internal Revenue for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than twelve (12) months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve (12).

     For Plan Years beginning on or after January 1, 1994 any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

     If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994 the OBRA '93 annual compensation limit is $150,000.

     1.20 "Computation Period" means:
           ------------------

          (a) with respect to Eligibility Service, and any Break in Service with respect to Eligibility Service, the twelve (12) consecutive month period commencing with an Employee's Employment Date (or if Eligibility Service is disregarded due to the occurrence of a Break in Service, the Employment Date thereafter) and the Plan Year which includes the first anniversary of the Employment Date and each subsequent Plan Year; and

          (b) with respect to Vesting Service, and any Break in Service with respect to Vesting Service, the Plan Year beginning with the Plan Year in which occurs the Employee's Employment Date (or if Vesting Service is disregarded due to the occurrence of a Break in Service, the Employment Date thereafter) and each Plan Year thereafter.

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

     1.21 "Contract Administrator" means each individual and entity designated
           ----------------------
by the Administrator or another Named Fiduciary, pursuant to this Plan, to render services to the Plan or Trust as a Fiduciary.

     1.22 "Contributions" means amounts contributed to the Plan by the Employer
           -------------
or an Eligible Employee.  Specific types of contributions include:

          (a) "ESOP Matching". An amount contributed by the Employer to the ESOP portion of the Plan based upon the amount contributed by the Participant as a Pre-Tax or Post-Tax Contribution.

          (b) "Formula Based". An amount contributed by the Employer and allocated based on a formula to eligible Participants' Accounts.

          (c) "Matching". An amount contributed by the Employer based upon the amount contributed by the eligible Participant as a Pre-Tax or Post-Tax Contribution.

          (d)  "Post-Tax".  An amount contributed on a post-tax basis.

          (e) "Pre-Tax". An amount contributed on a pre-tax basis in conjunction with a Participant's Code Section 401(k) salary deferral agreement.

          (f) "Special". An amount contributed by the Employer to avoid prohibited discrimination under Section 401(a)(4) of the Code.

     1.23 "Contribution Dollar Limit" means the annual limit imposed on each
           -------------------------
Participant pursuant to Section 402(g) of the Code, which shall be seven thousand dollars ($7,000) per calendar year (as indexed for cost of living adjustments pursuant to Code Section 402(g)(5) and 415(d)).

     1.24 "Contribution Election" or "Election" means the election made by a
           -----------------------------------
Participant to reduce his or her Compensation from the Employer by an amount equal to the product of his or her Contribution Percentage and such Compensation subject to the Contribution Election; provided however, effective January 1, 1998, the Contribution Election for a Participant for whom assets and liabilities have been transferred to this Plan from the Whitman Plan shall be the same as the Contribution Election of such Participant under the Whitman Plan.

     1.25 "Contribution Percentage" means the percentage (or flat dollar amount
           -----------------------
which results in a percentage) of a Participant's Compensation which is to be contributed to the Plan by his or her Employer as a Pre-Tax or a Post-Tax Contribution.

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

     1.26 "Conversion Election" means an election by a Participant to change the
           -------------------
investment of all or some specified portion of such Participant's Accounts by voice response to the telephone number provided by the Named Fiduciary to whom it is spoken, or on such form that may be required by the Named Fiduciary to whom it is delivered. No Conversion Election shall be deemed to have been given to the Named Fiduciary unless it is complete and delivered in accordance with the procedures established by such Named Fiduciary for this purpose.

     1.27 "Custodial Agreement" means the Trust Agreement or an insurance
           -------------------
contract to provide for the holding of the assets of the Plan.

     1.28 "Custodian" means the Trustee or an insurance company if the contract
           ---------
issued by such company is not held by the Trustee.

     1.29 "Direct Rollover" means a payment by the Plan to the Eligible
           ---------------
Retirement Plan specified by the Distributee.

     1.30 "Disability or Disabled" means a Participant is eligible to receive
           ----------------------
disability benefits under the Social Security Act.

     1.31 "Distributee" includes an Employee or former Employee.  In addition,
           -----------
the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a QDRO are Distributees with regard to the interest of the Spouse or former Spouse.

     1.32 "Early Retirement Date" has the meaning given to it in an Appendix.
           ---------------------

     1.33 "Effective Date" means January 1, 1998, the date upon which the
           --------------
provisions of this document become effective (unless otherwise specified in an Appendix with respect to a specific Employee group). In general, the provisions of this document only apply to Participants who are Employees on or after the Effective Date. However, investment and distribution provisions apply to all Participants with Account balances to be invested or distributed after the Effective Date.

     1.34 "Elective Deferral" means amounts subject to the Contribution Dollar
           -----------------
Limit.

     1.35 "Eligible Employee" means any Employee (including an Employee on an
           -----------------
Authorized Leave of Absence) of an Employer, on and after the Effective Date of the adoption of this Plan by the Employer, who is included in a group of Employees of an Employer to whom the Plan has been extended either unilaterally by an Employer or pursuant to a collective bargaining or other agreement entered into between an Employer and any other union or non-union group, and that is described in an Appendix, but excluding any Employee:

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

          (a) who is considered an Employee solely because of the application of Section 414(n) of the Code; or

          (b)  who is not a U.S. citizen or a resident alien.

     1.36 "Eligibility Service" means the sum of an Employee's Years of Service;
           -------------------
provided however, Years of Service shall be disregarded:

          (a) if the Employee had no vested interest in his or her Contributions by an Employer, Years of Service earned before a Break in Service shall be disregarded; or

          (b) if such Years of Service were earned prior to the date the Employee's Employer became a Commonly Controlled Entity, unless the Administrator makes such a determination not to apply this exclusion with respect to each such Employee in a uniform and nondiscriminatory manner.

     1.37 "Eligible Retirement Plan" means an individual retirement account
           ------------------------
described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

     1.38 "Eligible Rollover Distribution" means any distribution of all or any
           ------------------------------
portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

     1.39 "Employee" means any person who renders services as a common law
           --------
employee to a Commonly Controlled Entity or is on an Authorized Leave of Absence, including the period of time before which the trade or business became a Commonly Controlled Entity, but excluding the period of time after which it ceases to be a Commonly Controlled Entity. No person who was hired through a temporary agency (including but not limited to any leased Employee) shall be considered an Employee and no person, the terms of whose services are governed by an independent contractor or consulting agreement with an Employer, shall be considered an Employee except to the extent explicitly provided to the contrary in such agreement;

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

provided, however, any individual considered an Employee of a Commonly Controlled Entity under Section 414(n) of the Code shall be deemed employed by the Commonly Controlled Entity for which the individual performed services.

     1.40 "Employee Benefits Committee" means the committee appointed pursuant
           ---------------------------
to the terms of the Trust.

     1.41 "Employer" means the Company, Midas International Corporation, and
           --------
any Commonly Controlled Entity which has adopted the Plan; provided, that an entity will cease to be an Employer when it ceases to be a Commonly Controlled Entity; provided however, each Employer, for whom assets and liabilities are transferred to this Plan from the Whitman Plan on behalf of its Employees on or after the Effective Date, shall be deemed to be an Employer.

     1.42 "Employer Securities" means stock described in Section 4975(e)(8) of
           -------------------
the Code or in Treasury Regulation Section 54.4975-12.

     1.43 "Employment Date" means the day an Employee first earns an Hour of
           ---------------
Service.

     1.44 "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended. Reference to any specific Section shall include such Section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such Section.

     1.45 "ESOP" means an employee stock ownership plan, which is designed to
           ----
invest primarily in Employer Securities as described in ERISA and the Code, which shall include the aggregate of each ESOP Matching Account and which portion of this Plan shall be maintained separately.

     1.46 "Fiduciary" means (a) any individual or entity who performs a
           ---------
Fiduciary function under the Plan as defined in accordance with Section 3(21) of ERISA; (b) such individual or entity which the Administrator or Employee Benefits Committee, acting on behalf of the Plan Sponsor, designates to be a Named Fiduciary with respect to such person's authority to control and manage the operation and administration of the Plan or Trust; or (c) such individual or entity which a Named Fiduciary, acting on behalf of the Plan, designates to be a Fiduciary with respect to such person's authority to control and manage the operation and administration of the Plan or Trust.

     1.47 "Forfeiture" means the portion of the Participant's Accrued Benefit
           ----------
which is forfeited pursuant to the terms of the Plan.

     1.48 "Forfeiture Account" means an account holding amounts forfeited by
           ------------------
Participants.

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

     1.49 "Highly Compensated Eligible Employee" or "HCE" means a highly
           ---------------------------------------------
compensated active employee or a highly compensated former employee.

     A highly compensated active employee includes any Employee who performs service for the Employer during the determination year and who, during the look-back year: (i) received Compensation from the Employer in excess of $75,000 (as adjusted pursuant to Section 415(d) of the Code); (ii) received Compensation from the Employer in excess of $50,000 (as adjusted pursuant to Section 415(d) of the Code) and was a member of the top-paid group for such year; or (iii) was an officer of the Employer and received Compensation during such year that is greater than fifty percent (50%) of the dollar limitation in effect under
Section 415(b)(1)(A) of the Code. The term highly compensated active employee also includes: (i) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most Compensation from the Employer during the determination year; and (ii) Employees who are 5-percent owners at any time during the lookback year or determination year.

     If no officer has satisfied the Compensation requirement of (iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a highly compensated active employee.

     For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year. Pursuant to Code Section 414(q), the Administrator may elect for the lookback year to be the calendar year ending with or within the applicable Plan Year determination year.

     If the Employer at all times during the Plan Year maintains significant business activities (and employs Employees in such activities) in at least two significantly separate geographic areas and satisfies such other conditions as the Secretary of the Treasury may prescribe, the Administrator may elect to apply a simplified definition of Highly Compensated Employee under the Plan by substituting "$50,000" for "$75,000" in paragraph (i) above, and disregarding paragraph (ii) above.

     An Employee who performs services for the Employer any time during the year is in the top-paid group of Employees for any year if such Employee is in the group consisting of the top twenty percent (20%) of the Employees when ranked on the basis of Compensation paid during such year. For purposes of determining the number of Employees in the top-paid group (but not for identifying the particular Employees in the top-paid group), the following Employees shall be excluded:

          (i)  Employees who have not completed six (6) months of service;

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

          (ii) Employees who normally work less than seventeen and one-half (17 1/2) Hours of Service;

          (iii) Employees who normally work not more than six (6) months during any year;

          (iv)  Employees who have not attained age twenty-one (21);

          (v) Employees who are included in a unit of Employees covered by a bona fide collective bargaining agreement with the Employer; and

          (vi) Employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

The Administrator may elect to apply paragraph (i), (ii) or (iv) of this Section by substituting a shorter period of service, smaller number of hours or months, or lower age for that specified in such subparagraphs.

     A highly compensated former employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a Highly Compensated Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday. If a former Employee separated from service with the Employer prior to January 1, 1987, and the Administrator irrevocably elects to apply this special rule, he is a Highly Compensated Employee only if he or she was described in any one or more of the following groups during either the Employee's separation year (or the year preceding such separation year) or any year ending on or after such individual's 55th birthday (or the last year ending before such Employee's 55th birthday):

          (i)  5-percent owner.  The Employee was a 5-percent owner of the
               ---------------
     Employer at any time during the year.

          (ii) Compensation amount.  The Employee received Compensation in
               -------------------
     excess of $50,000 during the year.

     The determination of who is a Highly Compensated Employee, including the determination of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the Compensation that is considered, will be made in accordance with Section 414(q) of the Code and the regulations thereunder.

     1.50 "Hour of Service" means:
           ---------------

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

          (a) as it applies to Eligibility Service, each hour for which an Employee is entitled to:

               (1) payment for the performance of duties for any Commonly Controlled Entity;

               (2) payment from any Commonly Controlled Entity for any period during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, sickness, incapacity (including disability), layoff, leave of absence, jury duty or military service;

               (3) back pay, irrespective of mitigation of damages, by award or agreement with any Commonly Controlled Entity (and these hours shall be credited to the period to which the agreement pertains); or

               (4) no payment, but is on an Authorized Leave of Absence (and these hours shall be based upon his or her normally scheduled hours per week or a 40 hour week if there is no regular schedule).

     The crediting of hours shall be made in accordance with Department of Labor regulation Section 2530.200b-2 and 3, but in no event shall hours be credited in excess of the minimum number required thereunder for a Computation Period in order to avoid a Break in Service. An equivalent number of hours shall be credited for each payroll period in which the Employee would be credited with at least 1 hour. The payroll period equivalences are 190 hours monthly.

          (b) as it applies to Vesting Service, each hour for which an Employee is entitled to:

               (1) payment for the performance of duties for any Commonly Controlled Entity;

               (2) payment from any Commonly Controlled Entity for any period during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, sickness, incapacity (including disability), layoff, leave of absence, jury duty or military service;

               (3) back pay, irrespective of mitigation of damages, by award or agreement with any Commonly Controlled Company (and these hours shall be credited to the period to which the agreement pertains); or

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

               (4) no payment, but is on an Authorized Leave of Absence (and these hours shall be based upon his or her normally scheduled hours per week or a 40 hour week if there is no regular schedule).

     The crediting of hours shall be made in accordance with Department of Labor regulation Section 2530.200b-2 and 3, but in no event shall hours be credited in excess of the minimum number required thereunder for a Computation Period in order to avoid a Break in Service. An equivalent number of hours shall be credited for each payroll period in which the Employee would be credited with at least 1 hour. The payroll period equivalences are 190 hours monthly.

     1.51 "Insurance Contract Arrangement" means a contractual arrangement of
           ------------------------------
one or more contracts with an entity, whether or not subject to the applicable regulations of a State regarding reserve requirements, which assumes the risk of payment of a Benefit primarily from its assets and which Insurance Contract Arrangement is incorporated and made a part of this Plan, but only to the extent it is specifically referred to herein and is not inconsistent with the terms and provisions of this Plan.

     1.52 "Internal Revenue Code" or "Code" means the Internal Revenue Code of
           -------------------------------
1986, as amended, any subsequent Internal Revenue Code and final Treasury Regulations. If there is a subsequent Internal Revenue Code, any references herein to Internal Revenue Code Sections shall be deemed to refer to comparable Sections of any subsequent Internal Revenue Code.

     1.53 "Investment Election" means an election by which a Participant directs
           -------------------
the investment of his or her Contributions by voice response to the telephone number provided by the Named Fiduciary to whom it is spoken, or on such form that may be required by the Named Fiduciary to whom it is delivered. No Investment Election shall be deemed to have been given to the Named Fiduciary unless it is complete and delivered in accordance with the procedures established by such Named Fiduciary for this purpose; provided however, effective January 1, 1998, the Investment Election for a Participant for whom assets and liabilities have been transferred to this Plan from the Whitman Plan shall be the same as the Investment Election of such Participant under the Whitman Plan.

     1.54 "Investment Fund" or "Fund" means one or more collective investment
           -------------------------
funds, a pool of assets, or deposits with the Custodian, a mutual fund, insurance contract, or managed pool of assets. The Investment Funds which are authorized for investment by a particular Participant are described in the adoption agreements referred to in Appendix 18.1 hereto.

     1.55 "Limited Deferrals" means Elective Deferrals subject to the limits of
           -----------------
Code Section 401(a)(30).

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

     1.56 "Maternity/Paternity Absence" means a paid or unpaid and unapproved
           ---------------------------
absence from employment with a Commonly Controlled Entity (1) by reason of the pregnancy of the Employee; (2) by reason of the birth of a child of the Employee; (3) by reason of the placement of a child under age eighteen (18) in connection with the adoption of such child by the Employee (including a trial period prior to adoption); and (4) for the purpose of caring for a child of the Employee immediately following the birth or adoption of such child. The Employee must prove to the satisfaction of the Administrator or its agent that the absence meets the above requirements and must supply information concerning the length of the absence unless the Administrator has access to relevant information without the Employee submitting it.

     1.57 "Named Fiduciary" means:
           ---------------

          (a) with respect to the authority each has over management and control of the Plan's administration and operation or discretionary authority and control it may have with respect to the Plan, the Administrator and such other person who may be designated to be a Named Fiduciary pursuant to Article XV;

          (b) with respect to the management and control of the Plan's assets or the discretionary authority it may have with respect to the Plan's assets, the Trustee, the Employee Benefits Committee, and other such person who may be designated to be a Named Fiduciary pursuant to the terms of the Trust.

     1.58 "Non-Highly Compensated Employee" or "NHCE" means an Employee who is
           -----------------------------------------
not an HCE.

     1.59 "Normal Retirement Date" means the date a Participant attains sixty-
           ----------------------
five (65) years of age.

     1.60 "Notice Date" means the date established by the responsible Named
           -----------
Fiduciary as the deadline for it to receive notification with respect to an administrative matter in order to be processed as of a Change Date designated by the responsible Named Fiduciary.

     1.61 "Participant" means an Eligible Employee who begins to participate in
           -----------
the Plan after completing the eligibility requirements. A Participant's participation continues until his or her Termination of Employment and his or her Accrued Benefit is distributed or forfeited.

     1.62 "Payment Date" means the date on or after the Settlement Date on which
           ------------
a Participant's Accrued Benefit is distributed or commences to be distributed, which date shall be at least the minimum number of days required by law, if any, after the date the Participant has received any notice required by law, if any.

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

     If a distribution is one to which Sections 411(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than thirty (30) days after the notice required under Section 401(a)(11) of the Income Tax Regulations is given, provided that:

          (a) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

          (b) the Participant, after receiving the notice, affirmatively elects a distribution.

Notwithstanding the determination of a Payment Date hereunder, distribution in accordance with an affirmative election will not commence before the expiration of the 7-day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant.

     1.63 "Plan" means the MIDAS RETIREMENT SAVINGS PLAN FOR HOURLY EMPLOYEES,
           ----
as set forth herein and as hereafter may be amended from time to time.

     1.64 "Plan Year" means the Annual Accounting period of the Plan and Trust
           ---------
which ends on each December 31.

     1.65 "QDRO" means a domestic relations order which the Administrator has
           ----
determined to be a qualified domestic relations order within the meaning of
Section 414(p) of the Code.

     1.66 "Qualified Election Period" means the five (5) consecutive Plan Year
           -------------------------
period beginning with the first Plan Year on or after the later of (a) 1998 or
(b) the Plan Year in which the Participant first becomes a Qualified
Participant.

     1.67 "Qualified Joint and Survivor Annuity" means the QJSA described in
           ------------------------------------
Article XI.

     1.68 "Qualified Matching Contribution" means a Matching Contribution that
           -------------------------------
is treated as a Pre-Tax Contribution and posted to the Pre-Tax Account.

     1.69 "Qualified Participant" means a Participant who has attained age
           ---------------------
fifty-five (55) and who has completed at least ten (10) years of participation under this Plan.

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

     1.70 "Related Plan" means:
           ------------

          (a) with respect to Section 401(k) and 401(m) of the Code, any plan or plans maintained by a Commonly Controlled Entity which is treated with this Plan as a single plan for purposes of Sections 401(a)(4) or 410(b) of the Code; and

          (b) with respect to Section 415 of the Code, any other defined contribution plan or a defined benefit plan (as defined in Section 415(k) of the Code) maintained by a Commonly Controlled Entity, respectively called a "Related Defined Contribution Plan" and a "Related Defined Benefit Plan".

     1.71 "Rollover Contribution" means:
           ---------------------

          (a) a rollover contribution as described in Section 402(c) of the Code (or its predecessor); or

          (b) a Trustee Transfer (1) to the Custodian of an amount by the custodian of a retirement plan qualified for tax-favored treatment under Code Section 401(a), which plan provides for such transfer; (2) with respect to which the benefits otherwise protected by Code Section 411 in such transferor plan are no longer required by Code Section 411 to be protected in this Plan; and (3) which does not include amounts subject to Code Section 401(k).

     1.72 "Senior Vice-President" means the Senior Vice-President of Human
           ---------------------
Resources for the Company, or such other officer title as which will from time to time assume the responsibilities of the Senior Vice-President of Human Resources.

     1.73 "Settlement Date" means the date on which the transactions from the
           ---------------
most recent Trade Date are settled.

     1.74 "Spousal Consent" means the irrevocable written consent given by a
           ---------------
Spouse to a Participant's election (or waiver) of a specified form of benefit or Beneficiary designation. The Spouse's consent must acknowledge the effect on the Spouse of the Participant's election, waiver or designation and be duly witnessed by a Plan representative or notary public. Spousal Consent shall be valid only with respect to the spouse who signs the Spousal Consent and only for the particular choice made by the Participant which requires Spousal Consent. A Participant may revoke (without Spousal Consent) a prior election, waiver or designation that required Spousal Consent at any time before the Sweep Date associated with the Settlement Date upon which payments will begin. Spousal Consent also means a determination by the Administrator that there is no Spouse, the Spouse cannot be located or such other circumstances as may be established by applicable law.

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

     1.75 "Spouse" means a person, not of the same sex, who, as of the earlier
           ------
of a Participant's Payment Date and death, is alive and married to the Participant within the meaning of the laws of the State of the Participant's residence as evidenced by a valid marriage certificate or other proof acceptable to the Administrator. A spouse who was the Spouse on the Payment Date but who is divorced from the Participant at the Participant's death shall still be the Spouse at the date of the Participant's death, except as otherwise provided in a QDRO.

     1.76 "Sweep Date" means the date established by the responsible Named
           ----------
Fiduciary as the cutoff date and time for the responsible Named Fiduciary to receive notification with respect to a financial transaction for an Accounting Period in order to be processed with respect to a Trade Date designated by the responsible Named Fiduciary (or, with respect to a specific Employee group, as may be provided in an Appendix).

     1.77 "Termination of Employment" occurs when a person ceases to be an
           -------------------------
Employee, as determined by the personnel policies of the Commonly Controlled Entity to whom he or she rendered services; provided, however, where a Commonly Controlled Entity ceases to be such with respect to an Employee as a result of either an asset sale or stock sale an Employee of the Commonly Controlled Entity shall be deemed not to have incurred a Termination of Employment: (a) unless the Administrator shall make a determination that the transaction satisfies Section 401(k) of the Code, or if no such determination is made, until such Employee ceases to be employed by the successor to the Commonly Controlled Entity; or (b) if the Administrator shall make a Trustee Transfer of his or her Accrued Benefit. Transfer of employment from one Commonly Controlled Entity to another Commonly Controlled Entity shall not constitute a Termination of Employment for purposes of the Plan.

     1.78 "Total Distribution" means a distribution to a Participant or a
           ------------------
Participant's beneficiary, within one taxable year of such receipt, of the entire balance to the credit of the ESOP Matching Account.

     1.79 "Trade Date" means the date as of which a financial transaction
           ----------
occurs, however with respect to a transaction involving Investment Funds maintained on a unit accounting methodology, the transaction shall be executed based upon the daily Unit Value of the Fund as of the designated time of day on the applicable Valuation Date.

     1.80 "Trust" means the legal entity resulting from the agreement between
           -----
the Company and the Trustee and all amendments thereto, in which some or all of the assets of this Plan will be received, held, invested and distributed to or for the benefit of Participants and Beneficiaries.

     1.81 "Trust Agreement" means the agreement between the Company and the
           ---------------
Trustee establishing the Trust, and any amendments thereto.

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

     1.82 "Trust Fund" means any property, real or personal, received by and
           ----------
held by the Trustee, plus all income and gains and minus all losses, expenses, withdrawals and distributions chargeable thereto.

     1.83 "Trustee" means any corporation, individual or individuals designated
           -------
in the Trust Agreement who shall accept the appointment as Trustee to execute the duties of the Trustee as set forth in the Trust Agreement.

     1.84 "Trustee Transfer" means (a) a transfer to the Custodian of an amount
           ----------------
by the custodian of a retirement plan qualified for tax-favored treatment under
Section 401(a) of the Code or by the trustee(s) of a trust forming part of such a plan, which plan provides for such transfer; or (b) a Direct Rollover within the meaning of Section 402(c)(8)(B) of the Code; provided that with respect to any withdrawal or distribution from the Plan, a Participant may elect a transfer to only one eligible retirement plan, except as may otherwise be determined by the Administrator, in a uniform and nondiscriminatory manner.

     1.85 "Unit Value" means the value of a unit in the applicable Investment
           ----------
Fund, as determined in good faith by the Trustee or the Administrator.

     1.86  "Valuation Date" means the close of business on each Business Day.
            --------------

     1.87 "Vesting Service" means the sum of the Years of Service of an
           ---------------
Employee; provided however, Years of Service shall be disregarded

          (a) if the Employee had no vested interest in his or her Contributions by an Employer, and such Years of Service were earned before the Break in Service; or

          (b) if such Years of Service were earned after a Break in Service, for purposes of determining the nonforfeitable percentage of his or her Accrued Benefit earned before such Break in Service; or

          (c) if applicable as provided in the Appendix for such Employee, such Years of Service were earned prior to the date the Employee's Employer became a Commonly Controlled Entity, unless the Administrator makes such a determination not to apply this exclusion with respect to each such Employee in a uniform and nondiscriminatory manner; or

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

          (d) if applicable as provided in the Appendix for such Employee, such Years of Service were earned before the Effective Date with respect to an Eligible Employee.

     1.88 "Whitman Plan" means the Whitman Corporation Master Retirement Savings
           ------------
Plan.

     1.89 "Year of Service" means:
           ---------------

          (a) as it applies to Eligibility Service, each Computation Period in which an Employee is credited with at least 1,000 Hours of Service; and to the extent not already recognized, each Year of Service recognized under the Whitman Plan with respect to a Participant for whom this Plan has received a transfer of assets and liabilities from the Whitman Plan.

          (b) as it applies to Vesting Service, a Computation Period in which an Employee is credited with at least 1,000 Hours of Service and such other periods of employment continuation recognized by an applicable Appendix; and to the extent not already recognized, each Year of Service recognized under the Whitman Plan with respect to a Participant for whom this Plan has received a transfer of assets and liabilities from the Whitman Plan.

     An Employee's service with a company, the assets of which are acquired by a Commonly Controlled Entity, shall only be counted as employment with such Commonly Controlled Entity in the determination of his or her Years of Service if (1) the Administrator directs that credit for such service be granted, or (2) a qualified plan of the acquired company is subsequently maintained by any Employer or Commonly Controlled Entity. Notwithstanding the above, prior to the date this Plan was first amended to comply with ERISA, a Year of Service was each year earned and recognized as of such date under the terms and provisions of the Plan used to measure service immediately prior to such date.

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

ARTICLE II
--------------------------------------------------------------------------------


                                 PARTICIPATION
                                 -------------

     2.1  Eligibility.  On or after the Effective Date as to each Employer:
          -----------

          (a)  Participant on January 1, 1998.  Each Eligible Employee shall
               ------------------------------
     become a Participant on the first day of the month on or after the date he or she completes at least one year of Eligibility Service.

          (b)  Participant in the Whitman Plan .  Each person who was a
               --------------------------------
     participant in the Whitman Plan whose accrued benefit under the Whitman Plan was (or is to be) transferred to this Plan shall become a Participant as of January 1, 1998, or, if later, the date of such transfer.

     2.2  Reemployment.
          ------------

          (a)  Eligible Employee Was Previously a Participant.  An Eligible
               ----------------------------------------------
     Employee who has at least one year of Eligibility Service and previously was a Participant prior to his or her Termination of Employment shall become a Participant on the first day he or she earns an Hour of Service.

          (b)  Eligible Employee Had a Termination.  An Eligible Employee who
               -----------------------------------
     previously completed the service requirement to become a Participant and who had a Termination of Employment before he or she became a Participant shall be eligible to become a Participant on the later of (1) the date he or she would have become a Participant but for his or her Termination of Employment, or (2) the date he or she again performs an Hour of Service.

     2.3  Participation Upon Change of Job Status.  An Employee who is not an
          ---------------------------------------
Eligible Employee shall become a Participant on the later of (1) the date he or she would have become a Participant had he or she always been an Eligible Employee, or (2) the date he or she becomes an Eligible Employee.

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

ARTICLE III
--------------------------------------------------------------------------------


                           PARTICIPANT CONTRIBUTIONS
                           -------------------------

     3.1  Pre-Tax Contribution Elections.
          ------------------------------

          (a) A Participant who is an Eligible Employee and who desires to have Pre-Tax Contributions made on his or her behalf by his or her Employer shall file a Contribution Election, pursuant to procedures adopted by the responsible Named Fiduciary, specifying his or her Contribution Percentage, which percentage shall be no less nor more than the percentages authorized in an Appendix which applies to such Eligible Employee, and authorizing the Compensation otherwise payable to him or her to be reduced in the contribution periods selected in such Appendix.

          (b) Notwithstanding Subsection (a) hereof, for any Plan Year the Administrator may determine that the maximum Contribution Percentage shall be greater or lesser than the percentages set forth in an Appendix. Otherwise, the maximum Contribution Percentage as provided in an Appendix shall apply.

          (c) A Participant's Contribution Election shall be effective only with respect to Compensation not yet paid as of the date the Contribution Election is effective. A Contribution Election received on or before a Notice Date shall become initially effective with respect to payroll cycles ended after the applicable Change Date or, if reemployed, on the first day of the next month. However, the Administrator, in its sole discretion, may declare an additional window period to Participants. Any Contribution Election which has not been properly completed or which does not contain a properly completed Investment Election will be deemed not to have been received and be void.

     3.2  Post-Tax Contribution Elections.
          -------------------------------

          (a) A Participant who is an Eligible Employee and who desires to have Post-Tax Contributions made on his or her behalf by his or her Employer shall file a Contribution Election, pursuant to procedures adopted by the responsible Named Fiduciary, specifying his or her Contribution Percentage, which percentage shall be no less nor more than the percentages authorized in an Appendix which applies to such Eligible Employee, and authorizing the Compensation otherwise payable to him or her to be reduced in the contribution periods selected in such Appendix.

          (b) Notwithstanding Subsection (a) hereof, for any Plan Year the Administrator may determine that the maximum Contribution Percentage shall

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

     be greater or lesser than the percentages set forth in an Appendix. Otherwise, the maximum Contribution Percentage as provided in an Appendix shall apply.

          (c) A Participant's Contribution Election shall be effective only with respect to Compensation not yet paid as of the date the Contribution Election is effective. A Contribution Election received on or before a Notice Date shall become initially effective with respect to payroll cycles ended after the applicable Change Date or, if reemployed, on the first day of the next month. However, the Administrator, in its sole discretion, may declare an additional window period to Participants. Any Contribution Election which has not been properly completed or which does not contain a properly completed Investment Election will be deemed not to have been received and be void.

     3.3  Election Procedures.  A Participant's Contribution Election shall
          -------------------
continue in effect (with automatic adjustment for any change in his or her Compensation) until the earliest of the date (1) his or her Contribution Election is changed in accordance with paragraph (a) hereof; (2) he or she ceases to be paid as an Eligible Employee; or (3) his or her Contribution Election is cancelled in accordance with paragraph (b) hereof.

          (a)  Changing the Election. A Participant may increase or decrease his
               ---------------------
     or her Contribution Percentage (subject to the percentage limits stated above) only once each Change Date by making a new Contribution Election, pursuant to procedures specified by the responsible Named Fiduciary, on which is specified the amount of the Contribution Percentage.

               (1) If such Contribution Election is received by the Notice Date, the change shall be effective with respect to the first payroll cycle ended after the Change Date.

               (2) However, if the Administrator deems it necessary, the Administrator may specify an additional window period to Participants.

               (3) The amount of increase or decrease of such Contribution Percentage shall be effective only with respect to Compensation not yet paid.

               (4) Any Contribution Election which has not been properly completed will be deemed not to have been received and be void.

          (b)  Canceling the Election.  A Participant desiring to cancel his or
               ----------------------
     her existing Contribution Election and reduce his or her Contribution Percentage to zero must make a new Contribution Election, pursuant to procedures specified

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

     by the responsible Named Fiduciary. The responsible Named Fiduciary will establish procedures, to be administered in a uniform and nondiscriminatory manner, for allowing a Participant to cancel his or her Contribution Election. Any Contribution Election received on or before a Notice Date shall become effective with respect to the payroll cycle ended after the next Change Date. A Participant who is an Eligible Employee and who has cancelled his or her Election may again make a Contribution Election at any time. If such Contribution Election is received by the Notice Date, it shall become effective with respect to the first payroll cycle ended after the next Change Date, provided at least the number of months of suspension required in an Appendix applicable to the Employee have elapsed since the effective date of the cancellation. Any Participant who has improperly completed a Contribution Election will be deemed not to have made an Election.

     3.4  Limitation of Elective Deferrals for all Participants.  A
          -----------------------------------------------------
Participant's Limited Deferrals for any calendar year shall not exceed the Contribution Dollar Limit. If a Participant advises the Administrator that he or she has Elective Deferrals (reduced by Elective Deferrals previously distributed or which are recharacterized as a result of the application of Code
Section 401(k)(3) to such Participant) in excess of the Contribution Dollar Limit ("Excess Deferral"), the Administrator shall return such Excess Deferrals for the taxable year to the Participant. To the extent the Participant's Limited Deferrals exceed the Contribution Dollar Limit, the Employer may notify the Plan on behalf of the Participant (and "Excess Deferral" shall be calculated by taking into account only Limited Deferrals). If such advice was received by the Administrator during the taxable year, the Plan shall distribute the Excess Deferral as soon as administratively feasible. If such advice was received by the Administrator after the taxable year but no later than March 1 following the close of the taxable year, the Administrator shall cause the Plan to return such Excess Deferral no later than April 15 immediately following the end of such taxable year, adjusted by income allocable to that amount.

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

     The net investment gain or loss associated with the Excess Deferral is calculated as follows:

                      G
               E x -------- x (1 + (10% x M)
                    (AB-G)

where:

     E   =  the Excess Deferral amount,

     G   =  the net gain or loss for the Plan Year in the Participant's Pre-Tax
            Account,

     AB = the total value of the Participant's Pre-Tax Account, determined as of the end of the calendar year being corrected,

     M  =   the number of full months from the calendar year end to the date the excess amount is paid, plus one for the month during which payment is to be made if payment will occur after the 15th of that month.

If the application of the limitations in this Section results in a reduction of previously contributed Pre-Tax Contributions on behalf of a Participant, Matching Contributions or ESOP Matching Contributions allocable with respect thereto (prior to such reduction) which are not distributed under the ACP Test shall be forfeited.

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

ARTICLE IV
--------------------------------------------------------------------------------

                     EMPLOYER CONTRIBUTIONS AND ALLOCATIONS
                     --------------------------------------

     4.1  Participant Contributions.
           -------------------------

          (a)  Frequency and Eligibility.  Subject to the limits of the Plan and
               -------------------------
     to the Administrator's authority to limit Contributions under the terms of this Plan, for each period for which a Contribution Election is in effect, the Employer shall contribute to the Plan on behalf of each Participant who is an Eligible Employee an amount equal to the amount designated by the Participant as a Pre-Tax or Post-Tax Contribution on his or her Contribution Election.

          (b)  Allocation.  Any Pre-Tax Contribution shall be allocated to the
               ----------
     Pre-Tax Account of the Participant with respect to whom the amount is paid and any Post-Tax Contribution shall be allocated to the Post-Tax Account of the Participant with respect to whom the amount is paid.

          (c)  Timing, Medium and Posting.  Pre-Tax and Post-Tax Contributions
               --------------------------
     shall be paid to the Custodian in cash and posted to each Participant's Pre-Tax or Post-Tax Account, respectively, by the Administrator as soon as such amounts can reasonably be balanced against the specific amount made on behalf of each Participant. Pre-Tax and Post-Tax Contributions shall be paid to the Custodian not later than the fifteenth (15th) day of the month next following the month in which amounts are deducted from the Participant's Compensation.

     4.2  Matching Contributions.
          ----------------------

          (a)  Frequency and Eligibility.  Subject to the limits of the Plan and
               -------------------------
     to the Administrator's authority to limit Contributions under the Plan, for each period for which Participants' Contributions are made, the Employer shall make Matching Contributions as described in the following Allocation Method paragraph on behalf of each Participant who is an Eligible Employee and who contributed during the period.

          (b)  Allocation Method.  The Matching Contributions for each period
               -----------------
     with respect to each Participant shall be the amount, if any, as is described in an Appendix which applies to such Participant. The Employer may change the matching rate to any other percentages, including zero (0%).

          (c)  Timing, Medium and Posting.  The Employer shall make each
               --------------------------
     period's Matching Contribution in cash as soon as is feasible as of or after the

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

     date provided in an applicable Appendix, and not later than the Employer's federal tax filing date, including extensions, for deducting such Contribution. The Administrator shall post such amount to each Participant's ESOP Matching Account once the total Contribution received by the Custodian has been balanced against the specific amount to be credited to each Participant's ESOP Matching Account.

          (d)  Compensation.  Compensation from the Employer shall be measured
               ------------
     by the period (not to exceed the Plan Year) for which the Contribution is being made provided the Eligible Employee is a Participant during such period.

     4.3  ESOP Matching Contributions.
          ---------------------------

          (a)  Frequency and Eligibility.  Subject to the limits of the Plan and
               -------------------------
     to the Administrator's authority to limit Contributions under the Plan, for each period for which Participants' Contributions are made, the Employer shall make ESOP Matching Contributions as described in the following Allocation Method paragraph on behalf of each Participant who is an Eligible Employee and who contributed during the period.

          (b)  Allocation Method.  The ESOP Matching Contributions for each
               -----------------
     period with respect to each Participant shall be the amount, if any, as is described in an Appendix which applies to such Participant. The Employer may change the matching rate to any other percentages, including zero (0%).

          (c)  Timing, Medium and Posting.  The Employer shall make each
               --------------------------
     period's ESOP Matching Contribution in cash as soon as is feasible as of or after the date provided in an applicable Appendix, and not later than the Employer's federal tax filing date, including extensions, for deducting such Contribution. The Administrator shall post such amount to each Participant's ESOP Matching Account once the total Contribution received by the Custodian has been balanced against the specific amount to be credited to each Participant's ESOP Matching Account.

          (d)  Compensation. Compensation from the Employer shall be measured by
               ------------
     the period (not to exceed the Plan Year) for which the Contribution is being made provided the Eligible Employee is a Participant during such period.

     4.4  Formula Based Contributions.
          ---------------------------

          (a) Frequency and Eligibility.  Subject to the limits of the Plan and
              -------------------------
     to the Administrator's authority to limit Contributions under the Plan, for each period the formula is in effect, the Employer shall make a Formula Based

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

     Contribution with respect to each Participant who is an Eligible Employee in the amount, if any, as is described in an Appendix which applies to such Participant.

          (b)  Allocation Method. The Formula Based Contribution for each period
               -----------------
     shall be allocated among eligible Participants in the manner provided in an Appendix which applies to each such Participant.

          (c)  Timing, Medium and Posting. The Employer shall make each period's
               --------------------------
     Formula Based Contribution in cash as soon as is feasible as of or after the date provided in an applicable Appendix, and not later than the Employer's federal tax filing date, including extensions, for deducting such Contribution. The Administrator shall post such amount to each Participant's Formula Based Account once the total Contribution received by the Custodian has been balanced against the specific amount to be credited to each Participant's Formula Based Account.

          (d)  Compensation. Compensation from the Employer shall be measured by
               ------------
     the period (not to exceed the Plan Year) for which the Contribution is being made provided the Eligible Employee is a Participant during such period.

     4.5  Special Contributions.
          ---------------------

          (a)  Frequency and Eligibility.  Subject to the limits of the Plan and
               -------------------------
     to the Administrator's authority to limit Contributions under the Plan, for each Plan Year, the Employer may make a Special Contribution in an amount determined by the Administrator on behalf of each Non-Highly Compensated Employee Participant who is an Eligible Employee.

          (b)  Allocation Method.  The Special Contribution for each period
               -----------------
     shall be allocated among eligible Participants as determined by the Administrator, subject to a maximum dollar amount which may be contributed on behalf of any Participant as determined by the Administrator.

          (c)  Timing, Medium and Posting. The Employer shall make each period's
               --------------------------
     Special Contribution in cash as soon as is feasible, but no later than twelve (12) months after the end of the Plan Year to which it is allocated. The Administrator shall post such amount to each Participant's Special Account once the total Contribution received by the Custodian has been balanced against the specific amount to be credited to each Participant's Special Account.

          (d)  Compensation. Compensation from the Employer shall be measured by
               ------------
     the period (not to exceed the Plan Year) for which the

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

     Contribution is being made, provided the Eligible Employee is a Participant during such period.

     4.6  Miscellaneous.
          -------------

          (a)  Deduction Limits.  In no event shall the Employer Contributions
               ----------------
     for a Plan Year exceed the maximum the Company estimates will be deductible (or which would be deductible if the Employers had taxable income) by any Employer or Commonly Controlled Entity under Section 404 of the Code ("Deductible Amount"). Any amount in excess of the Deductible Amount shall not be contributed in the following order of Contribution type, to the extent needed to eliminate the excess:

               (1) Each Participant's allocable share of Pre-Tax Contributions for the Plan Year will be reduced by an amount equal to the excess of the Participant's Pre-Tax Contributions over an amount which bears the same ratio to the amount of Pre-Tax Contributions made to the Plan on behalf of such Participant during the Plan Year as the Deductible Amount available for the Plan Year (reduced by the total amount of other types of Employer Contributions for the Plan Year) bears to the aggregate Pre-Tax Contributions made to the Plan on behalf of all Participants subject to such Deductible Amount during the Plan Year (before the application of this provision).

               (2) If the application of Section (a)(1) would result in a reduction of a Participant's Pre-Tax Contributions which are matched by Matching Contributions or ESOP Matching Contributions, the rate at which Pre-Tax Contributions are reduced shall be offset by a reduction for each Matching Contribution or ESOP Matching Contribution not made as a result.

               (3)  Formula Based Contributions.

          (b)  Profit Sharing Plan.  Notwithstanding anything herein to the
               -------------------
     contrary, the Plan shall constitute a profit sharing plan for all purposes of the Code.

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998


ARTICLE V
--------------------------------------------------------------------------------


                                   ROLLOVERS
                                   ---------

     5.1  Rollovers.  The Administrator may authorize the Custodian to accept a
          ---------
Rollover Contribution from an Eligible Employee if Rollover Contributions are allowed with respect to such Eligible Employee in an Appendix which applies to such Eligible Employee. In such case, the Employee shall furnish satisfactory evidence to the Administrator that the amount is eligible for rollover treatment. Such amount shall be posted to the Employee's Rollover Account by the Administrator as of the date received by the Custodian.

     If it is later determined that an amount transferred pursuant to the above paragraph did not in fact qualify as a Rollover Contribution, the balance credited to the Employee's Rollover Account shall immediately be (1) segregated from all other Plan assets, (2) treated as a non-qualified trust established by and for the benefit of the Employee, and (3) distributed to the Employee. Any such nonqualifying rollover shall be deemed never to have been a part of the Plan.

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

ARTICLE VI
--------------------------------------------------------------------------------


                          ACCOUNTING FOR PARTICIPANTS'
                       ACCOUNTS AND FOR INVESTMENT FUNDS
                       ---------------------------------

     6.1  Individual Participant Accounting.
          ---------------------------------

          (a)  Account Maintenance.  The responsible Named Fiduciary shall cause
               -------------------
     the Account for each Participant to reflect transactions involving assets of the Account in accordance with this Article. Financial transactions during or with respect to an Accounting Period shall be accounted for at the individual Account level by "posting" each transaction to the appropriate Account of each affected Participant. Participant Account values shall be maintained in units. At any point in time, the value of a Participant's Accrued Benefit shall be equal to the net Unit Value of his or her Account determined by using the most recent Trade Date values provided by the Custodian.

          (b)  Trade Date Accounting and Investment Cycle.  For any transaction
               ------------------------------------------
     to be processed as of a Trade Date, the responsible Named Fiduciary must receive instructions by the Sweep Date and such instructions shall apply only to amounts held in or posted to the Accounts as of the Trade Date. Financial transactions in an Investment Fund shall be posted to a Participant's Account as of the Trade Date and based upon the Trade Date values provided by the Custodian. All transactions shall be effected on the Settlement Date relating to the Trade Date (or as soon as is administratively feasible).

          (c)  Suspension of Transactions.  Whenever the responsible Named
               --------------------------
     Fiduciary considers such action to be in the best interest of the Participants, the Administrator in its discretion may suspend from time to time the Trade Date.

          (d)  Temporary Investment.  To the extent practicable, the responsible
               --------------------
     Named Fiduciary shall direct the Custodian to make temporary investments in a short term interest fund of assets in an Account held pending a Trade Date.

          (e)  How Fees and Expenses are Charged to Participants.  Account
               -------------------------------------------------
     maintenance fees to the extent not paid by the Employer shall be charged prorata to each Participant's Account on the basis of each Participant's Accrued Benefit, provided that no fee shall reduce a Participant's Account balance below zero. Transaction type fees (such as special asset fees, Conversion Election change fees, etc.) shall be charged to the Accounts involved in the transaction. Fees and expenses incurred for the management and maintenance of Investment Funds shall be charged at the Investment Fund

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

     level and reflected in the net gain or loss of each Fund to the extent not paid by the Employer.

          (f)  Error Correction.  The Administrator may correct any errors or
               ----------------
     omissions in the administration of the Plan by restoring or charging any Participant's Accrued Benefit with the amount that would be credited or charged to the Account had no error or omission been made. Funds necessary for any such restoration shall be provided through payment made by the responsible Named Fiduciary.

          (g)  Accounting for Participant Loans.  Participant loans shall be
               --------------------------------
     held in a separate Fund for investment only by such Participant and accounted for in dollars as an earmarked asset of the borrowing Participant's Account.

     6.2  Accounting for Investment Funds.
          -------------------------------

          (a)  Unit Accounting.  The investments in each Investment Fund
               ---------------
     designated in the Appendix shall be maintained in full and fractional units. The responsible Named Fiduciary is responsible for determining the number of full and fractional units of each such Fund. To the extent an Investment Fund is comprised of a collective investment fund of the Custodian, the net asset and unit values shall be determined in accordance with the rules governing such collective investment funds, which are incorporated herein by reference. Fees and expenses incurred for the management and maintenance of Investment Funds shall be charged at the Investment Fund level and reflected in the net gain or loss of each Fund to the extent not paid by the Employer.

          (b)  Accounting for Company Stock.  The following additional rules
               ----------------------------
     shall apply to the Company Stock Fund:

               (1)  Shareholder Rights.  Shareholder Rights with respect to all
                    ------------------
                    Company Stock in an Account shall be exercised by the Trustee in accordance with directions from the Participant pursuant to the procedures of the Trust Agreement.

               (2)  Tender Offer.  If a tender offer is commenced for Company
                    ------------
                    Stock, the provisions of the Trust Agreement regarding the response to such tender offer, the holding and investment of proceeds derived from such tender offer and the substitution of new securities for such proceeds shall be followed.

               (3)  Dividends and Income.  Dividends (whether in cash or in
                    --------------------
                    property) and other income received by the Custodian in respect of Company Stock shall be reinvested in Company

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

                    Stock and shall constitute income and be recognized on an accrual basis for the Accounting Period in which occurs the record date with respect to such dividend; provided that, with respect to any dividend which is reflected in the market price of the underlying stock, the Administrator shall direct the Custodian during such trading period to trade such stock the regular way to reflect the value of the dividend, and all Fund transfers and cash distributions shall be transacted accordingly with no accrual of such dividend, other than as reflected in such market price.

               (4)  Transaction Costs.  Any brokerage commissions, transfer
                    -----------------
                    taxes, transaction charges, and other charges and expenses in connection with the purchase or sale of Company Stock shall be added to the cost thereof in the case of a purchase or deducted from the proceeds thereof in the case of a sale; provided, however, where the purchase or sale of Company Stock is with a "disqualified person" as defined in Section 4975(e)(2) of the Code or a "party in interest" as defined in Section 3(14) of ERISA, no commissions may be charged with respect thereto.

     6.3  Accounts for QDRO Beneficiaries.  A separate Account shall be
          -------------------------------
established for a Beneficiary entitled to any portion of a Participant's Account under a QDRO as of the date and in accordance with the directions specified in the QDRO. Such Account shall be valued and accounted for in the same manner as any other Account.

          (a)  Investment Direction.  A QDRO Beneficiary may direct the
               --------------------
     investment of such Account in the same manner as any other Participant.

          (b)  Distributions.  A QDRO Beneficiary shall be entitled to payment
               -------------
     as provided in the QDRO and permissible under the otherwise applicable terms of this Plan, regardless of whether the Participant is an Employee, and to name a Beneficiary as specified in the QDRO.

          (c)  Participant Loans.  A QDRO Beneficiary shall not be entitled to
               -----------------
     borrow from his or her Account. If a QDRO specifies that the QDRO Beneficiary is entitled to any portion of the Account of a Participant who has an outstanding loan balance, all outstanding loans shall continue to be held in the Participant's Account and shall not be divided between the Participant's and QDRO Beneficiary's Accounts.

     6.4  Special Accounting During Conversion Period.  The responsible Named
          -------------------------------------------
Fiduciary and Custodian may use any reasonable accounting methods in performing

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

their respective duties during the period of converting the prior accounting system of the Plan and Trust to conform to the individual Participant accounting system described in this Section. This includes, but is not limited to, the method for allocating net investment gains or losses and the extent, if any, to which contributions received by and distributions paid from the Trust during this period share in such allocation. All or a portion of the Trust assets may be held, if necessary, in a short term interest bearing vehicle, which may include deposits of the Trustee, during the conversion period for establishing such individual Participant Accounts.

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

ARTICLE VII
--------------------------------------------------------------------------------


                         INVESTMENT FUNDS AND ELECTIONS
                         ------------------------------

     7.1  Investment Funds.  Except for a Participant's loan Account, the Trust
          ----------------
shall be maintained in various Investment Funds. The Administrator may change the number or composition of the Investment Funds, subject to the terms and conditions agreed to with the Custodian.

     7.2  Investment of Contributions.
          ---------------------------

          (a)  Investment Election.  Each Participant may direct the Trustee, by
               -------------------
     submission to the responsible Named Fiduciary of a completed Investment Election provided for that purpose by the responsible Named Fiduciary, to invest Contributions posted to his or her Accounts in one or more Investment Funds which are available for investments by such Participant, as described in an Appendix which applies to such Participant; provided however, a Participant may not make an Investment Election with respect to an ESOP Matching Contribution. All ESOP Matching Contributions will be invested in the Company Stock Fund.

          (b)  Effective Date of Investment Election; Change of Investment
               -----------------------------------------------------------
     Election.  A Participant's initial Investment Election will be effective
     --------
     with respect to a Fund on the Trade Date which relates to the Sweep Date on which or prior to which the Investment Election is received pursuant to procedures specified by the responsible Named Fiduciary. Any Investment Election which has not been properly completed will be deemed not to have been received. A Participant's Investment Election shall continue in effect, notwithstanding any change in his or her Compensation or his or her Contribution Percentage, until the earliest of (1) the effective date of a new Investment Election, or (2) the date he or she ceases to be paid as an Eligible Employee. A change in Investment Election shall be effective with respect to a Fund on the Trade Date which relates to the Sweep Date on which or prior to which the Administrator receives the Participant's new Investment Election. Any Investment Election which has not been properly completed will be deemed not to have been received.

          (c)  Switching Fees.  A reasonable processing fee may be charged
               --------------
     directly to a Participant's Account for Investment Election changes in excess of a specified number per Plan Year as determined by the Administrator.

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

     7.3  Investment of Accounts.
          ----------------------

          (a)  Conversion Election.  Notwithstanding a Participant's Investment
               -------------------
     Election, a Participant or Beneficiary may direct the Trustee, by submission of a completed Conversion Election provided for that purpose to the responsible Named Fiduciary, to change the interest his or her Accrued Benefit has in one or more Investment Funds to one or more Investment Funds which are available for investments by such Participant, as described in an Appendix which applies to such Participant; provided however, a Participant may not make a Conversion Election with respect to the ESOP Matching Account. Each ESOP Matching Account will be invested in the Company Stock Fund.

          (b)  Effective Date of Conversion Election.  A Conversion Election to
               -------------------------------------
     change a Participant's or Beneficiary's investment of his or her Accrued Benefit in one Investment Fund to another Fund shall be effective with respect to such Funds on the Trade Date(s) which relates to the Sweep Date on which or prior to which the Election is received pursuant to procedures specified by the responsible Named Fiduciary. Notwithstanding the foregoing, to the extent required by any provisions of an Investment Fund, the effective date of any Conversion Election may be delayed or the amount of any permissible Conversion Election may be reduced. Any Conversion Election which has not been properly completed will be deemed not to have been received.

          (c)  Switching Fees.  A reasonable processing fee may be charged
               --------------
     directly to a Participant's Account for Conversion Election changes in excess of a specified number per Plan Year as determined by the Administrator.

          (d)  Diversification Election.  The Participant's ESOP Matching
               ------------------------
     Account shall be invested solely in the Company Stock Fund, except that each Qualified Participant shall be permitted to make an investment diversification election to transfer amounts during the Qualified Election Period from his ESOP Matching Account to his Matching Account and thereafter make such investment elections with respect to his Matching Account as may be permitted hereunder. The portion of a Qualified Participant's ESOP Matching Account which is subject to the investment diversification election with respect to the first, second, third and fourth Plan Year of the Qualified Election Period shall be no greater than twenty-five percent (25%), and with respect to the fifth Plan Year of the Qualified Election Period shall be no greater than fifty percent (50%), of the number of units of the Company Stock Fund that have ever been allocated to the Participant's ESOP Matching Account on or before the Valuation Date as of which the investment diversification election is made, reduced by the aggregate number of units of the Company Stock Fund which have been liquidated pursuant to an investment diversification election by such Qualified Participant prior to such Valuation Date. For this purpose, the number of units shall be adjusted proportionately if the Company Stock Fund is ever

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

recapitalized in a manner which reduces or increases the outstanding number of units without a corresponding liquidation or contribution, respectively, of assets based on the then current value of a unit. Notwithstanding the preceding, a Qualified Participant shall have no right to make an investment diversification election until the Valuation Date as of which the value of his ESOP Matching Account is equal to or greater than $500.00.

     7.4  Establishment of Investment Funds.  The Administrator shall cause to
          ---------------------------------
be established one or more Investment Funds set forth in the Appendix. In addition, the Administrator may, from time to time, in its discretion:

          (a)  limit investments in or transfers from an Investment Fund;

          (b)  add funding vehicles thereunder;

          (c) liquidate, consolidate or otherwise reorganize an existing Investment Fund; or

          (d) add new Investment Funds to the Appendix which are available through the Trust.

     7.5  Transition Rules.  Effective as of the date any Investment Fund is
          ----------------
added or deleted to an Appendix which applies to any Participant or Beneficiary, each such Participant and Beneficiary shall have the opportunity to submit new Investment Elections and Conversion Elections to the responsible Named Fiduciary no later than the applicable Sweep Date. The responsible Named Fiduciary and Custodian may use any reasonable accounting methods in performing their respective duties during the period of transition from one Investment Fund to another, including, but not limited to:

          (a) designating into which Investment Fund a Participant's Accrued Benefit will be invested if the Participant fails to submit a proper Conversion Election;

          (b) the method for allocating net investment gains or losses and the extent, if any, to which amounts received by and distributions paid from the Trust during this period share in such allocation;

          (c) investing all or a portion of the Trust's assets in a short-term, interest-bearing Fund during such transition period; or

          (d) delaying any Trade Date during a designated transition period or changing any Notice Date, Sweep Date or Change Date during such transition period.

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

     7.6  Assets Transferred from the Whitman Plan.  Assets received from the
          ----------------------------------------
Whitman Plan shall be invested on the date of receipt in the same Investment Fund in this Plan as such assets were invested in the Whitman Plan on the date of transfer.

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

ARTICLE VIII
--------------------------------------------------------------------------------


                            VESTING AND FORFEITURES
                            -----------------------


     8.1  Fully Vested Contribution Accounts.
          ----------------------------------

          A Participant shall be fully vested and have a nonforfeitable right to his or her Accrued Benefit in these Accounts at all times:

                         Post-Tax Account
                         Pre-Tax Account
                         Rollover Account
                         Special Account

     8.2  Vesting; Payment of Accrued Benefit On or After Retirement or
          -------------------------------------------------------------
Disability.  A Participant's Accrued Benefit shall be fully vested and
----------
nonforfeitable upon the occurrence of any one or more of the following events:

          (a) completion of at least the minimum number of years of Vesting Service in the Vesting Schedule for a 100% nonforfeitable percentage;

          (b)  attainment of Normal Retirement Date or Early Retirement Date;

          (c)  his or her Termination of Employment for reason of a Disability;
     or

          (d)  he or she dies while an Employee.

     8.3  Vesting Schedule and Forfeitures.
          --------------------------------

          (a)  Vesting.  If a Participant has a Termination of Employment, the
               -------
     Participant shall be vested and have a nonforfeitable right to his or her Accrued Benefit in his or her Matching, ESOP Matching and Formula Based Accounts, determined in accordance with the following vesting schedule (unless a separate vesting schedule is otherwise provided for in an Appendix which applies to such Participant):

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

      Years of Vesting Service                Nonforfeitable Percentage
     --------------------------               -------------------------

     Less than 1 year                                     0%
     1 year but less than 2 years                        20%
     2 years but less than 3 years                       40%
     3 years but less than 4 years                       60%
     4 years but less than 5 years                       80%
     5 years or more                                    100%

     Notwithstanding the preceding sentence, with respect to that portion of a Participant's Accounts that is attributable to amounts transferred from the Whitman Plan, the vested percentage of such Accounts shall be no less than their vested percentage under the Whitman Plan as of the transfer's effective date.

     8.4  Forfeitures.
          -----------

          (a)  Forfeiture Where Payment Commences After a Break in Service.  If
               ------------------------------------------------------------
     no Payment Date of a Participant's nonforfeitable Accrued Benefit occurs before having incurred a Break in Service, that portion of the Participant's Accrued Benefit (which is Employer-derived) which is forfeitable as of his or her Termination of Employment shall be forfeited as of the completion of a Break in Service. If the Participant is reemployed as an Employee prior to having incurred a Break in Service, the Forfeiture shall not occur. If the Participant is reemployed as an Employee after incurring a Break in Service, the Participant shall be fully vested and have a nonforfeitable interest in that portion of his or her Accounts accrued prior to the Break in Service and not forfeited as a result of such Break in Service. A Participant who incurs a Termination of Employment with a zero vested interest in his or her Accrued Benefit (which is Employer-derived) shall be deemed to have a Payment Date and a Forfeiture of his or her Accrued Benefit as of such Termination of Employment.

          (b)  Forfeiture Where Payment Commences Prior to a Break in Service.
               --------------------------------------------------------------
     If the Payment Date of a Participant's nonforfeitable percentage of his or her Accrued Benefit occurs prior to having incurred a Break in Service, that portion of his or her Accrued Benefit which is forfeitable shall be forfeited as of the Payment Date. Thereafter, if such person is rehired as an Employee prior to incurring a Break in Service, he or she shall be entitled to make repayment to the Plan of the full amount distributed to him or her on or after the Payment Date no later than (1) the date he or she incurs a Break in Service, and (2) the last day of the 5-year period commencing on or after his or her date of reemployment. Upon making repayment in a single payment of the amount distributed to him or her, the amount repaid shall be credited to the

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

     Participant's Account from which paid and the Forfeiture shall be reinstated to his or her Accounts and invested in the same manner as the Account to which it is posted. The amount required to restore such Participant's Accounts shall be charged against the Plan's Forfeitures, and if insufficient, be made up from additional Employer Contributions. Where a Participant has been deemed to have a Payment Date because he or she had a zero vested interest in his or her Accrued Benefit, he or she will be deemed to have made the repayment required by this subparagraph on his or her date of hire.

          If the Employee makes the above-described repayment, such repayment shall be considered to be the "investment in the contract" for purposes of Sections 72(c)(1)(A), 72(f) and 402(e)(4)(D)(i) of the Code in relation to the amount reinstated in his or her Account on account of the repayment.

     8.5  Forfeiture Account.
          ------------------

     A Forfeiture will be posted, no later than the end of the Plan Year in which the Forfeiture arises, to the Forfeiture Account on the Settlement Date for the Trade Date on which the Custodian, at the direction of the Administrator, has converted the Forfeiture to cash. The Forfeiture Account shall be invested in interest bearing deposits of the Custodian or short term money market instruments. No later than the end of such Plan Year, the Forfeiture Account shall be used in the following order: to reinstate Accrued Benefits and to reduce Employer Contributions, as determined by the Administrator and to pay expenses of the Plan.

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

ARTICLE IX
--------------------------------------------------------------------------------


                               PARTICIPANT LOANS
                               -----------------

     9.1  Participant Loans Permitted.  The Administrator is authorized to
          ---------------------------
establish and administer a loan program for a Participant who is an Eligible Employee or a former Eligible Employee who is a "party in interest" under ERISA pursuant to the terms and conditions set forth in this Article. All loan limits are determined as of the Trade Date the Trustee reserves funds for the loan.
The funds will be disbursed to the Participant as soon as is administratively feasible after the next following Settlement Date. Loans will be available to a Participant only to the extent provided in the Appendix applicable to that Participant.

     9.2  Loan Funding Limits.
          -------------------

          The loan amount must meet the following limits:

          (a)  Plan Minimum Limit. The minimum amount for any loan is $1,000.00.
               ------------------

          (b)  Plan Maximum Limit.  Subject to the legal limit described in (c)
               ------------------
     below, the maximum a Participant may borrow, including the outstanding balance of existing Plan loans, is fifty percent (50%) of his or her following Accounts which are fully vested:

                         Pre-Tax Account
                         Special Account
                         Matching Account
                         Formula Based Account
                         ESOP Matching Account
                         Rollover Account
                         Post-Tax Account.

          (c)  Legal Maximum Limit.  The maximum a Participant may borrow,
               -------------------
     including the outstanding balance of existing loans, is based upon the value of his or her vested interest in this Plan and all other qualified plans maintained by a Commonly Controlled Entity (the "Vested Interest"). The maximum amount is equal to fifty percent (50%) of his or her Vested Interest, not to exceed $50,000. However, the $50,000 amount is reduced by the Participant's highest outstanding balance of all loans from any Commonly Controlled Entity's qualified plans during the 12-month period ending on the day before the Trade Date on which the loan is made.

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

     9.3  Maximum Number of Loans.  A Participant may have only one loan
          -----------------------
outstanding at any given time, and any prior existing loan must be fully repaid for sixty (60) days before a new loan may be secured.

     9.4  Source of Loan Funding.  A loan to a Participant shall be made solely
          ----------------------
from the assets of his or her following Accounts which are fully vested:

                         Pre-Tax Account
                         Special Account
                         Matching Account
                         Formula Based Account
                         Rollover Account
                         Post-Tax Account
                         ESOP Matching Account.

The available assets shall be determined first by Contribution Account and then by investment type within each type of Contribution Account. The hierarchy for loan funding by type of Contribution Account shall be the order listed in the preceding Plan Maximum Limit paragraph. Within each Account used for funding, amounts shall first be taken from the available cash in the Account and then taken by type of investment in direct proportion to the market value of the Participant's interest in each Investment Fund as of the Sweep Date on which the loan is made.

     9.5  Interest Rate.  The interest rate charged on Participant loans shall
          -------------
be fixed and equal to the Trustee's prime rate in effect on Monday of the week in which the loan request is received by the responsible Named Fiduciary.

     9.6  Repayment.  Substantially level amortization shall be required of each
          ---------
loan with payments made at least monthly, through payroll deduction, provided that payment can be made by check for advance loan payments, or when a Participant is on an Authorized Leave of Absence, Disabled or transferred to the employ of a Commonly Controlled Entity which is not participating in the Plan. Loans may be prepaid in full or in part at any time. The loan repayment period shall be as mutually agreed upon by the Participant and Administrator, not to exceed five (5) years.

     9.7  Repayment Hierarchy.  Loan principal repayments shall be credited to
          -------------------
the Participant's Contribution Accounts in the inverse of the order used to fund the loan. Loan interest shall be credited to the Contribution Account in direct proportion to the principal repayment. Loan payments are credited by investment type based upon the Participant's current Conversion Election for that Account.

     9.8  Loan Application, Note and Security.  A Participant shall apply for
          -----------------------------------
any loan in accordance with a procedure established by the responsible Named Fiduciary. The responsible Named Fiduciary shall administer Participant loans and shall specify the time frame for approving loan applications. All loans shall be evidenced by a

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

promissory note and security agreement and secured only by a Participant's vested Account balance. The Plan shall have a lien on a Participant's Account to the extent of any outstanding loan balance.

     9.9  Default, Suspension and Acceleration Feature.
          --------------------------------------------

          (a)  Default. A loan is treated as a default on the earlier of (i) the
               -------
     date any scheduled loan payment is more than ninety (90) days late, provided that the Administrator may agree to a suspension of loan payments for up to twelve (12) months for a Participant who is on an Authorized Leave of Absence; or (ii) thirty (30) days from the time the Participant receives written notice of the note being due and payable and a demand for past due amounts.

          (b)  Actions upon Default.  In the event of default, the Administrator
               --------------------
     will direct the Trustee to report the default as a taxable distribution.
     As soon as a Plan withdrawal or distribution to such Participant would otherwise be permitted, the Administrator will direct the Trustee to execute upon its security interest in the Participant's Account by segregating the unpaid loan balance from the Account, including interest to the date of default, and to distribute the note to the Participant.

          (c)  Acceleration.  A loan shall become due and payable in full once
               ------------
     the Participant incurs a Termination of Employment.

     9.10 Military Service.  Loan repayments will be suspended under this Plan
          ----------------
as permitted under section 414(u) of the Code.

     9.11 Loans from Whitman Plan.  Each loan from the Whitman Plan, which is a
          -----------------------
portion of assets and liabilities transferred to this Plan from the Whitman Plan, shall be established as a loan from this Plan to the same Participant, the note shall be credited to a separate Investment Fund for investment only by such Participant and accounted for in dollars as an earmarked asset of the same Account of the borrowing Participant as it had been reflected in the Whitman Plan.

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

ARTICLE X
--------------------------------------------------------------------------------


                             IN-SERVICE WITHDRAWALS
                             ----------------------

     10.1  Withdrawals for General Hardship.
           --------------------------------

           (a)  Requirements.  To the extent permitted by an Appendix, a
                ------------
     Participant may request the withdrawal of any amount from the vested portion of his or her Accounts needed to satisfy a general hardship by submitting a completed withdrawal request to the Administrator.

           (b)  General Hardship.  General hardship will mean circumstances of
                ----------------
     sufficient severity that a Participant is confronted by present or impending financial ruin or his or her family is clearly endangered by present or impending want or privation.

           (c)  Contribution Account Sources for Withdrawal.  All available
                -------------------------------------------
     amounts must first be withdrawn from his or her Accounts under Sections
     10.2 or 10.3 to the extent either such Section applies to such Participant (as specified in an applicable Appendix). The remaining withdrawal amount shall come only from his or her Accounts, in the following priority order of Post-Tax Accounts:

                         Post-Tax Account
                         Rollover Account
                         Formula Based Account
                         Matching Account
                         ESOP Matching Account

     10.2  Withdrawals for 401(k) Hardship.
           -------------------------------

           (a)  Requirements.  To the extent permitted in an Appendix which
                ------------
     applies to a Participant, each such Participant may request the withdrawal of any amount from the portion of his or her Accounts to the extent vested needed to satisfy a financial need by making a withdrawal request in accordance with a procedure established by the Administrator. The Administrator shall only approve those requests for withdrawals (1) on account of a Participant's "Deemed Financial Need", and (2) which are "Deemed Necessary" to satisfy the financial need.

           (b) "Deemed Financial Need".  Financial commitments relating to:
               -----------------------

                                         MIDAS RSP FOR HOURLY EMPLOYEES
                                         ESTABLISHED JANUARY 1, 1998

                (1) costs directly related to the purchase or construction (excluding mortgage payments or balloon payments) of a Participant's principal residence;

                (2)  the payment of expenses for medical care described in
                     Section 213(d) of the Code previously incurred by the Participant, the Participant's Spouse, or any dependents of the Participant (as defined in Section 152 of the Code) or necessary for those persons to obtain medical care described in Section 213(d) of the Code;

                (3) payment of tuition and related educational fees and room and board expenses for the next twelve (12) months of post-secondary education for the Participant, his or her Spouse, children or dependents (as defined in Section 152 of the Code); or

                (4) necessary payments to prevent the eviction of the Participant from his or her principal residence or the foreclosure on the mortgage of the Participant's principal residence.

           (c)  "Deemed Necessary".  A withdrawal is "deemed necessary" to
                ------------------
     satisfy the financial need only if all of these conditions are met:

                (1) the withdrawal may not exceed the dollar amount needed to satisfy the Participant's documented Financial Hardship, plus an amount necessary to pay federal, state, or local income taxes or penalties reasonably anticipated to result from such withdrawal;

                (2) the Participant must have obtained all distributions, other than Financial Hardship distributions, and all nontaxable loans under all plans maintained by the Company or any Commonly Controlled Entity;

                (3) the Participant will be suspended from making Pre-Tax Contributions and Post-Tax Contributions (or similar contributions under any other qualified or nonqualified plan of deferred compensation maintained by a Commonly Controlled Entity) for at least twelve (12) months from the date the withdrawal is received; and

                (4) the Contribution Dollar Limit for the taxable year immediately following the taxable year in which the

                                         MIDAS RSP FOR HOURLY EMPLOYEES
                                         ESTABLISHED JANUARY 1, 1998

                     Financial Hardship withdrawal is received shall be reduced by the Elective Deferrals for the taxable year in which the Financial Hardship withdrawal is received.

           (d) Account Sources for Withdrawal.  All available amounts must first
               ------------------------------
     be withdrawn from his or her Accounts under Section 10.2 or 10.3 to the extent either such Section applies to such Participant (as specified in an applicable Appendix). The remaining withdrawal amount shall come only from his or her Accounts, to the extent vested, in the following priority order of Accounts:

                           Post-Tax Account
                           Rollover Account
                           Formula Based Account
                           Matching Account
                           Pre-Tax Account
                           ESOP Matching Account

     The amount that may be withdrawn from a Participant's Pre-Tax Account shall not include earnings and Qualified Matching Contributions posted to his or her Pre-Tax Account after the end of the Plan Year which ends before July 1, 1989.

     10.3  Withdrawals for Participants over age 59 1/2 or who are Disabled.
           ----------------------------------------------------------------

           (a) Requirements.  To the extent permitted in an Appendix which
               ------------
     applies to a Participant, each such Participant who is over age 59 1/2 or who is Disabled may withdraw from the portion of his or her Accounts to the extent vested listed in paragraph (b) below.

           (b) Account Sources for Withdrawal.  When requesting a withdrawal,
               ------------------------------
     any withdrawal amount shall come only from his or her Accounts, to the extent vested, in the following priority order of Accounts:

                     Post-Tax Account
                     Rollover Account
                     Formula Based Account
                     Matching Account
                     Pre-Tax Account
                     Special Account
                     ESOP Matching Account.

                                         MIDAS RSP FOR HOURLY EMPLOYEES
                                         ESTABLISHED JANUARY 1, 1998

     10.4  Unrestricted Withdrawals.
           ------------------------

           (a) Requirements.  To the extent permitted in an Appendix, withdrawal
               ------------
     is permitted from an amount credited to any of the Accounts listed in paragraph (b) below.

           (b) Contribution Account Sources for Withdrawal.  When requesting a
               -------------------------------------------
     withdrawal, any withdrawal amount shall come only from his or her Accounts, in the following priority order of Accounts:

                     Post-Tax Account
                     Rollover Account

     10.5  Withdrawal Processing.
           ---------------------

           (a) Ordering of Post-Tax Account Withdrawals.  To the extent of the
               ----------------------------------------
     outstanding principal amount (excluding earnings) as of December 31, 1986 attributable to his or her Post-Tax Account, any withdrawal hereunder shall be deemed first to be made therefrom, second from Post-Tax Contributions, if any, made after December 31, 1986, plus earnings thereon in the same pro rata manner as required by Code Section 72(e), and, thirdly, from earnings on such principal amount as of December 31, 1986.

           (b) Minimum Amount.  There is no minimum payment for any type of
               --------------
     withdrawal.

           (c) Permitted Frequency.  The maximum number of withdrawals permitted
               -------------------
     in any Plan Year (other than for 401(k) Hardship) is two. For this purpose, two types of withdrawals distributed in one payment shall constitute one withdrawal.

           (d) Application by Participant.  A Participant must submit a
               --------------------------
     withdrawal request in accordance with a procedure established by the responsible Named Fiduciary to the responsible Named Fiduciary to apply for any type of withdrawal. Only a Participant who is an Employee may make a withdrawal request.

           (e) Approval by Responsible Named Fiduciary.  The responsible Named
               ---------------------------------------
     Fiduciary is responsible for determining that a withdrawal request conforms to the requirements described in this Section and notifying the Custodian of any payments to be made in a timely manner.

           (f) Time of Processing.  The Custodian shall process all withdrawal
               ------------------
     requests which it receives by a Sweep Date, based on the value as of the Trade Date to which it relates, and fund them on the next Settlement Date.

                                          MIDAS RSP FOR HOURLY EMPLOYEES
                                          ESTABLISHED JANUARY 1, 1998

     The Custodian shall then make payment to the Participant as soon thereafter as is administratively feasible.

           (g) Medium and Form of Payment.  The medium of payment for
               --------------------------
     withdrawals is either cash or direct deposit; provided however, a withdrawal under either Section 10.3 or 10.4 may be paid, as directed by the Participant, in whole shares of Company Stock to the extent the withdrawal is funded from the Company Stock Fund. The form of payment for withdrawals shall be a single installment.

           (h) Investment Fund Sources.  Within each Account used for funding a
               -----------------------
     withdrawal, amounts shall be taken by type of investment in direct proportion to the market value of the Participant's interest in each Investment Fund (which excludes the Participant's loans) at the time the withdrawal is made.

           (i) Direct Rollover.  With respect to any cash payment hereunder in
               ---------------
     excess of $200 which constitutes an Eligible Rollover Distribution, a Distributee may direct the responsible Named Fiduciary to have all or some portion of such payment (other than from a Post-Tax Account) paid in the form of a Trustee Transfer, in accordance with procedures established by the responsible Named Fiduciary, provided the responsible Named Fiduciary receives written notice of such direction with specific instructions as to the Eligible Retirement Plan on or prior to the applicable Sweep Date for payment. If the Participant does not transfer all of such payment, the minimum amount which can be transferred is $500.

                                          MIDAS RSP FOR HOURLY EMPLOYEES
                                          ESTABLISHED JANUARY 1, 1998


ARTICLE XI
--------------------------------------------------------------------------------


                          DISTRIBUTIONS ON AND AFTER
                           TERMINATION OF EMPLOYMENT
                           -------------------------

     11.1  Request for Distribution of Benefits.
           ------------------------------------

           (a) Request for Distribution.  Subject to the other requirements of
               ------------------------
     this Article, a Participant may elect to have his or her vested Accrued Benefit paid to him or her beginning upon any Settlement Date following his or her Termination of Employment by submitting a completed distribution election in accordance with a procedure established by the responsible Named Fiduciary. Such election form shall include or be accompanied by a notice which provides the Participant with information regarding all optional times and forms of payment available. The election must be submitted to the responsible Named Fiduciary by the Sweep Date that relates to the Payment Date.

           (b) Failure to Request Distribution.  If a Participant has a
               -------------------------------
     Termination of Employment and fails to submit a distribution request in accordance with a procedure established by the responsible Named Fiduciary by the last Payment Date permitted under this Article, his or her vested Accrued Benefit shall be valued as of the Valuation Date which immediately precedes such latest date of distribution (called the "Default Valuation Date") and a notice of such deemed distribution shall be issued to his or her last known address as soon as administratively possible. If the Participant does not respond to the notice or cannot be located, his or her vested Accrued Benefit determined on the Default Valuation Date shall be treated as a Forfeiture. If the Participant subsequently files a claim, the amount forfeited (unadjusted for gains and losses) shall be reinstated to his or her Accounts and distributed as soon as administratively feasible, and such payment shall be accounted for by charging it against the Forfeiture Account or by a contribution from the Employer of the affected Participant.

     11.2  Deadline for Distribution.  In addition to any other Plan
           -------------------------
requirements and unless the Participant elects otherwise, or cannot be located, the Payment Date of a Participant's vested Accrued Benefit shall be not later than sixty (60) days after the latest of the close of the Plan Year in which (i) the Participant attains the earlier of age sixty-five (65) or his or her Normal Retirement Date, (ii) occurs the tenth (10th) anniversary of the Plan Year in which the Participant commenced participation, or (iii) the Participant had a Termination of Employment. However, if the amount of the payment or the location of the Participant (after a reasonable search) cannot be ascertained by that deadline, payment shall be made no later than sixty (60) days after the earliest date on which such amount or location is ascertained. In any case,

                                          MIDAS RSP FOR HOURLY EMPLOYEES
                                          ESTABLISHED JANUARY 1, 1998

the Payment Date of the Accrued Benefit of a Participant (i) who is not an Employee or (ii) who is an Employee and who is a 5-percent owner (as defined in Code Section 416), shall not be later than April 1 following the calendar year in which the Participant attains age seventy and one-half (70 1/2) and each December 31 thereafter and shall comply with the requirements of Section 401(a)(9) of the Code and the Treasury Regulations promulgated thereunder.

     11.3  ESOP Matching Account.  This Section 11.3 shall apply to the ESOP
           ---------------------
Matching Account and shall not eliminate any time of distribution available under the Plan prior to January 1, 1998. Notwithstanding any other provision of the Plan, other than such provisions as require the consent of the Participant and the Participant's spouse to a distribution with a present value in excess of $5,000, a Participant may elect to have the portion of the Participant's ESOP Matching Account distributed as follows:

           (a) If the Participant has a Termination of Employment by reason of the attainment of age sixty-five (65), death, or incurs a Disability, the distribution of such portion of the Participant's ESOP Matching Account balance will begin not later than one year after the close of the Plan Year in which such event occurs unless the Participant otherwise elects under the provisions of the Plan other than this Section 11.3.

           (b) If the Participant has a Termination of Employment for any reason other than those enumerated in paragraph (a) above, and is not reemployed by the Employer at the end of the fifth Plan Year following the Plan Year of such Termination of Employment, distribution of such portion of the Participant's ESOP Matching Account balance will begin not later than one year after the close of the fifth Plan Year following the Plan Year in which the Participant has a Termination of Employment unless the Participant otherwise elects under the provisions of this Plan other than this Section 11.3.

           (c) If the Participant has a Termination of Employment for a reason other than those described enumerated in paragraph (a) above, and is employed by the Employer as of the last day of the fifth Plan Year following the Plan Year of such Termination of Employment, distribution to the Participant, prior to any subsequent Termination of Employment, shall be in accordance with the terms of the Plan other than this Section 11.3.

     11.4  Payment Form and Medium.
           -----------------------

           (a) General.  A Participant's vested Accrued Benefit shall be paid in
               -------
     the form of:

               (1)  a single sum,

                                          MIDAS RSP FOR HOURLY EMPLOYEES
                                          ESTABLISHED JANUARY 1, 1998

               (2) periodic installments as selected by the Participant, not to exceed 15 years, or

               (3) periodic distributions of at least $500.00, each in an amount designated by the Participant but not to exceed two distributions per Plan Year .

     (b)   ESOP Matching Account.  This Section 11.4(b) shall apply to
           ---------------------
distributions from the ESOP Matching Account and shall not eliminate any time or form of distribution available under the Plan prior to adoption of this amendment. Notwithstanding any other provisions of the Plan regarding a Participant's right to exercise a put option, in the case of a distribution of Employer Securities which are not readily tradable on an established securities market, the Plan shall provide the Participant with a put option that complies with the requirements of section 409(h) of the Code. Such put option shall provide that if an Employee exercises the put option, the Employer, or the Plan if the Plan so elects, shall repurchase the Employer Securities as follows:

           (1) If the distribution constitutes a Total Distribution, payment of the Unit Value of a Participant's ESOP Matching Account balance shall be made over a period not exceeding five (5) substantially equal annual payments. The first installment shall be paid not later than thirty (30) days after the Participant exercises the put option. The Plan will pay a reasonable rate of interest and provide adequate security on amounts not paid after thirty (30) days.

           (2) If the distribution does not constitute a Total Distribution, the Plan shall pay the Participant an amount equal to the Unit Value of the Employer Securities repurchased no later than thirty (30) days after the Participant exercises the put option.

           (c)  Medium of Payment.  Payments will generally be made in cash
                -----------------
     (generally by check); alternatively, if the Participant elects a single sum distribution, a single sum payment will be made, as directed by the Participant, in whole shares of Company Stock (to the extent his or her distribution is funded from the Company Stock Fund). Any annuity option permitted will be provided through the purchase of a non-transferable single premium contract from an insurance company which must conform to the terms of the Plan and Section 401(a)(9) of the Code and which will be distributed to the Participant or Beneficiary in complete satisfaction of the benefit due.

     11.5  Small Amounts Paid Immediately.  If a Participant has a Termination
           ------------------------------
of Employment and the Participant's vested Accrued Benefit is $5,000 or less, the

                                         MIDAS RSP FOR HOURLY EMPLOYEES
                                         ESTABLISHED JANUARY 1, 1998

Participant's Accrued Benefit shall be paid as a single sum as soon as administratively feasible after his or her Termination of Employment.

     11.6  Payment Within Life Expectancy.  The Participant's payment election
           ------------------------------
must be consistent with the requirement of Code Section 401(a)(9) that all payments are to be completed within a period not to exceed the lives or the joint and last survivor life expectancy of the Participant and his or her Beneficiary. The life expectancies of a Participant and his or her spouse may be recomputed annually.

     11.7  Incidental Benefit Rule.  The Participant's payment election must be
           -----------------------
consistent with the requirement that, if the Participant's Spouse is not his or her sole primary Beneficiary, the minimum annual distribution for each calendar year, beginning with the year in which he or she attains age seventy and one-half (70 1/2), shall not be less than the quotient obtained by dividing (a) the Participant's vested Accrued Benefit as of the last Trade Date of the preceding year by (b) the applicable divisor as determined under the incidental benefit requirements of Code Section 401(a)(9).

     11.8  QJSA and QPSA Information and Elections.  The following information
           ---------------------------------------
and election rules will apply to any Participant who elects an annuity option with respect to that portion of the Participant's Account which includes a transfer from the Whitman Plan as of January 1, 1998.

           (a) "QJSA".  A qualified joint and fifty percent (50%) survivor
               ------
     annuity, meaning a form of benefit payment which is the actuarial equivalent of the Participant's applicable portion of the vested Accrued Benefit at the Payment Date, payable to the Participant in monthly payments for life and providing that, if the Participant's Spouse survives him or her, monthly payments equal to fifty percent (50%) of the amount payable to the Participant during his or her lifetime will be paid to the Spouse for the remainder of such person's lifetime.

           (b) "QPSA".  A qualified pre-retirement survivor annuity, meaning
               ------
     that upon the death of a Participant before the Payment Date of the applicable portion of his or her vested Accrued Benefit, such benefit will become payable to the surviving Spouse as an annuity, unless Spousal Consent has been given to a different Beneficiary or the surviving Spouse chooses a different form of payment.

           (c) QJSA Information to a Participant.  No more than ninety (90) days
               ---------------------------------
     before the Payment Date, each Participant who has a Spouse and requests or will receive an annuity form of payment shall be given a written explanation of (1) the terms and conditions of the QJSA to his or her annuity; (2) the right to make an election to waive this form of payment and choose an optional form of payment and the effect of this election; (3) the right to revoke

                                         MIDAS RSP FOR HOURLY EMPLOYEES
                                         ESTABLISHED JANUARY 1, 1998

     this election and the effect of this revocation; (4) the need for Spousal Consent; and (5) the right of the Participant to consider, for at least thirty (30) days, whether to waive the Qualified Joint and Survivor Annuity.

          (d)  QJSA Election.  A Participant may elect (and such election shall
               -------------
     include Spousal Consent if married), at any time within the ninety (90) day period ending on the Payment Date, to (1) waive the right to receive the QJSA and elect an optional form of payment; or (2) revoke or change any such election.

          (e)  QJSA Spousal Consent to Participant Loans.  Spousal Consent must
               -----------------------------------------
     be obtained for any Participant loan which is funded from any amount to which the election in paragraph (d) above applies within the ninety (90) day period ending on the date such loan is secured.

          (f)  QJSA Spousal Consent to Participant In-Service Withdrawals.
               ----------------------------------------------------------
     Spousal Consent must be obtained for any Participant in-service withdrawal which is funded from the applicable portion of his or her Account or any portion of an Account to which the election in paragraph (d) above applies within the ninety (90) day period ending on the date of such in-service withdrawal.

          (g)  QPSA Beneficiary Information to Participant.  Each married
               -------------------------------------------
     Participant who has requested or will receive an annuity form of payment shall be given written information stating that (1) his or her death benefit is payable to his or her surviving Spouse; (2) his or her ability to choose that the benefit be paid to a different Beneficiary; (3) the right to revoke or change a prior designation and the effects of such revocation or change; and (4) the need for Spousal Consent. Such information shall be provided during whichever of the following periods ends later:

               (1) the period that begins one year before the date on which the Participant requests an annuity form of payment and that ends one year after such date; and

               (2) the period that begins with the first day of the Plan Year in which the Participant attains age thirty-two (32) and that ends with the close of the Plan Year in which the Participant attains age thirty-five (35).

     Notwithstanding the foregoing, if the Participant incurs a Termination of Employment after requesting an annuity form of payment, but before attaining age thirty-five (35), the information described in the first sentence of this Subsection shall be provided during the period that begins one year before the

                                         MIDAS RSP FOR HOURLY EMPLOYEES
                                         ESTABLISHED JANUARY 1, 1998

     date of the Participant's Termination of Employment and that ends one year after such date.

            (h) QPSA Beneficiary Designation by Participant.  A married
                -------------------------------------------
     Participant may designate (with Spousal Consent) a non-spouse Beneficiary at any time after the Participant has been given the information in the QPSA Beneficiary Information to Participant paragraph above and upon the earlier of (1) the date the Participant incurs a Termination of Employment, or (2) the beginning of the Plan Year in which that Participant attains age thirty-five (35).

     11.9   Continued Payment of Amounts in Payment Status on January 1, 1998.
            -----------------------------------------------------------------
Any person who became a Participant prior to January 1, 1998 only because he or she had an Accrued Benefit and who had commenced to receive payments prior to January 1, 1998 shall continue to receive such payments in the same form and payment schedule under this Plan.

     11.10  TEFRA Transitional Rule.  Notwithstanding any other provisions of
            -----------------------
this Plan, distribution on behalf of any Participant may be made in accordance with the following requirements (regardless of when such distribution commences):

            (a) The distribution must have been one provided for in the Plan.

            (b) The distribution by the Plan is one which would not have disqualified the Plan under Code Section 401(a)(9) as in effect prior to amendment by TEFRA.

            (c) The distribution is in accordance with a method of distribution designated by the Participant whose interest is being distributed or, if the Participant is deceased, by a Beneficiary of such Participant.

            (d) Such designation was in writing, was signed by the Participant or the Beneficiary, and was made before January 1, 1984.

            (e) The Participant had accrued a benefit under the Plan as of December 31, 1983.

            (f) The method of distribution designated by the Participant or the Beneficiary specifies the time at which distribution will commence, the period over which distribution will be made, and in the case of any distribution upon the Participant's death, the Beneficiaries of the Participant listed in order of priority.

     11.11  Direct Rollover.  With respect to any payment in excess of $200
            ---------------
hereunder which constitutes an Eligible Rollover Distribution, a Distributee may direct the Administrator to have such payment (other than from a Post-Tax Account) paid

                                         MIDAS RSP FOR HOURLY EMPLOYEES
                                         ESTABLISHED JANUARY 1, 1998

in the form of a Trustee Transfer, in accordance with procedures established by the Administrator, provided the responsible Named Fiduciary receives written notice of such direction with specific instructions as to the Eligible Retirement Plan on or prior to the applicable Sweep Date for payment. If the Participant does not transfer all of such payment, the minimum amount which can be transferred is $500.

                                         MIDAS RSP FOR HOURLY EMPLOYEES
                                         ESTABLISHED JANUARY 1, 1998

ARTICLE XII
--------------------------------------------------------------------------------


                   DISTRIBUTION OF ACCRUED BENEFITS ON DEATH
                   -----------------------------------------

     12.1  Payment to Beneficiary.  On the death of a Participant prior to his
           ----------------------
or her Payment Date, his or her vested Accrued Benefit shall be paid to the Beneficiary or Beneficiaries designated by the Participant in accordance with the procedure established by the responsible Named Fiduciary. Death of a Participant on or after his or her Payment Date shall result in payment to his or her Beneficiary of whatever death benefit is provided by the form of payment in effect on his or her Payment Date.

     12.2  Beneficiary Designation.  Each Participant shall complete a
           -----------------------
beneficiary designation indicating the Beneficiary who is to receive the Participant's remaining Plan interest at the time of his or her death. The Participant may change such designation of Beneficiary from time to time by filing a new beneficiary designation with the Administrator. No designation of Beneficiary or change of Beneficiary shall be effective until properly filed with the Administrator. Notwithstanding any designation to the contrary, the Participant's Beneficiary shall be the Participant's Spouse to whom the Participant is legally married under the laws of the State of the Participant's residence on the date of the Participant's death and surviving him or her on such date, unless such designation includes Spousal Consent. If the Participant dies leaving no Spouse and either (1) the Participant shall have failed to file a valid beneficiary designation, or (2) all persons designated on the beneficiary designation shall have predeceased the Participant, the Administrator shall have the Custodian distribute such Participant's Accrued Benefit in a single sum to his or her estate.

     12.3  Benefit Election.
           ----------------

           (a) Request for Distribution.  In the event of a Participant's death
               ------------------------
     prior to his or her Payment Date, a Beneficiary may elect to have the vested Accrued Benefit of a deceased Participant paid to him or her beginning upon any Settlement Date following the Participant's date of death by submitting a completed distribution election in accordance with the procedure established by the responsible Named Fiduciary. The election must be submitted to the responsible Named Fiduciary by the Sweep Date that relates to the Settlement Date upon which payments are to begin.

           (b) Failure to Request Distribution.  In the event a Beneficiary
               -------------------------------
     fails to submit a timely distribution request, his or her vested Accrued Benefit shall be valued as of the Valuation Date which immediately precedes such latest date of distribution (called the "Default Valuation Date") and a notice of such deemed distribution shall be issued to his or her last known address as soon

                                         MIDAS RSP FOR HOURLY EMPLOYEES
                                         ESTABLISHED JANUARY 1, 1998

     as administratively possible. If the Beneficiary does not respond to the notice or cannot be located, his or her vested Accrued Benefit determined on the Default Valuation Date shall be treated as a Forfeiture. If the Beneficiary subsequently files a claim, the amount forfeited (unadjusted for gains and losses) shall be reinstated to his or her Accounts and distributed as soon as administratively feasible, and such payment shall be accounted for by charging it against the Forfeiture or by a Contribution from the Employer of the affected Beneficiary.

     12.4  Payment Form.  In the event of a Participant's death after his or
           ------------
her Payment Date, payment shall be made in the form selected by the Participant. Otherwise, a Beneficiary shall be limited to the same form and medium of payment to which the Participant was limited. Payments will generally be made in cash (by check); alternatively, if the Beneficiary elects an in-kind distribution, a single sum payment will be made in a combination of cash and whole shares.

     12.5  Time Limit for Payment to Beneficiary.  Payment to a Beneficiary must
           -------------------------------------
either:

           (a)  be completed within five (5) years of the Participant's death;
     or

           (b) begin within one year of his or her death and be completed within the period of the Beneficiary's lifetime, except that:

                (1) If the Participant dies after the April 1 immediately following the end of the calendar year in which he or she attains age seventy and one-half (70 1/2), payment to his or her Beneficiary must be made at least as rapidly as provided in the Participant's distribution election;

                (2) If the surviving Spouse is the Beneficiary, payments need not begin until the date on which the Participant would have attained age seventy and one-half (70 1/2) and must be completed within the Spouse's lifetime; and

                (3) If the Participant and the surviving Spouse who is the Beneficiary die (A) before the April 1 immediately following the end of the calendar year in which the Participant would have attained age seventy and one-half (70 1/2); and (B) before payments have begun to the Spouse, the Spouse will be treated as the Participant in applying these rules.

                                         MIDAS RSP FOR HOURLY EMPLOYEES
                                         ESTABLISHED JANUARY 1, 1998

     12.6  QPSA Information and Election.  The following information and
           -----------------------------
election rules will apply to any Beneficiary of a Participant who dies prior to his or her Payment Date after having elected a life annuity option.

           (a)  Form of Payment.  The applicable portion of a Participant's
                ---------------
     vested Accrued Benefit will be paid in the form of a QPSA.

           (b)  QPSA Information to a Surviving Spouse.  Each surviving Spouse
                --------------------------------------
     who requests an annuity form of payment shall be given a written explanation of (1) the terms and conditions of being paid his or her vested Accrued Benefit in the form of a single life annuity, (2) the right to make an election to waive this form of payment and choose an optional form of payment and the effect of making this election, and (3) the right to revoke this election and the effect of this revocation.

           (c)  QPSA Election by Surviving Spouse.  A surviving Spouse may
                ---------------------------------
     elect, at any time up to the Sweep Date associated with the Settlement Date upon which payments will begin, to (1) waive the single life annuity and elect an optional form of payment, or (2) revoke or change any such election.

           (d)  Small Amounts Paid Immediately.  If a Beneficiary's vested
                ------------------------------
     Accrued Benefit is $5,000 or less, the Beneficiary's Accrued Benefit shall be paid as a single sum as soon as administratively feasible.

     12.7  Direct Rollover.  With respect to any cash payment in excess of $200
           ---------------
hereunder which constitutes an Eligible Rollover Distribution, a Distributee may direct the Administrator to have such payment (other than from a Post-Tax Account) paid in the form of a Trustee Transfer, in accordance with the procedure established by the responsible Named Fiduciary, provided the responsible Named Fiduciary receives written Notice of such direction with specific instructions as to the Eligible Retirement Plan on or prior to the applicable Sweep Date for payment. If the Participant does not transfer all of such payment, the minimum amount which can be transferred is $500.

                                         MIDAS RSP FOR HOURLY EMPLOYEES
                                         ESTABLISHED JANUARY 1, 1998

ARTICLE XIII
--------------------------------------------------------------------------------


                             MAXIMUM CONTRIBUTIONS
                             ---------------------

     13.1  Definitions.
           -----------

           (a)  "Annual Additions" means with respect to a Participant for any
                ------------------
     Plan Year the sum of:

                (1) Contributions and Forfeitures (and any earnings thereon) allocated as of a date within the Plan Year;

                (2) All contributions, forfeitures and suspended amounts (and income thereon) for such Plan Year, allocated to such Participant's account(s) under any Related Defined Contribution Plan as of a date within such Plan Year;

                (3) The sum of all after-tax contributions of the Participant to Related Plans for the Plan Year and allocated to such Participant's accounts under such Related Plan as of a date within such Plan Year ("Aggregate Employee Contributions");

                (4) Solely for purposes of this Section, all contributions to any "separate account" (as defined in Section 419A(d) of the Code) allocated to such Participant as of a date within the Plan Year if such Participant is a "Key Employee" within the meaning of Code Section 416(i); and

                (5) Solely for purposes of this Section, all contributions to any "individual medical benefit account" (as defined in Section 415(l) of the Code) allocated to such Participant as of a date within the Plan Year.

           (b)  "Maximum Annual Additions" of a Participant for a Plan Year
                --------------------------
     means the lesser of:

                (1) twenty-five percent (25%) of the Participant's Compensation, or

                (2) the greater of thirty thousand dollars ($30,000) or one-quarter of the dollar limitation in Code Section 415(b)(1)(A) as adjusted for cost of living increases

                                         MIDAS RSP FOR HOURLY EMPLOYEES
                                         ESTABLISHED JANUARY 1, 1998

                     (determined in accordance with regulations prescribed by the Secretary of the Treasury or his or her delegate pursuant to the provisions of Section 415(d) of the Code).

           (c)  "Annual Excess" means, for each Participant affected, the amount
                ---------------
     by which the allocable Annual Additions for such Participant exceeds or would exceed the Maximum Annual Addition for such Participant.

     13.2  Avoiding an Annual Excess.  Notwithstanding any other provision of
           -------------------------
this Plan, a Participant's "Annual Additions" for any Plan Year, which is hereby designated as the "limitation year" for the Plan, as that term is used in
Section 415 of the Code, shall not exceed his or her "Maximum Annual Additions." If, at any time during a Plan Year, the allocation of additional Contributions for a Plan Year would produce an Annual Excess, the affected Participant shall receive only the Maximum Annual Addition from Contributions, and, at the direction of the responsible Named Fiduciary, for the remainder of the Plan Year Contributions will be reduced, if possible, to the amount needed for each affected Participant to receive only the Maximum Annual Addition.

     13.3  Correcting an Annual Excess.  If for any Plan Year as a result of a
           ---------------------------
reasonable error in estimating a person's Compensation, Elective Deferrals, or such other facts and circumstances which the Internal Revenue Service will permit, a Participant's Annual Excess shall be treated in the following manner:

           (a) Aggregate Employee Contributions allocable under a Related Plan shall be distributed to the Participant, if permitted, and then Post-Tax Contributions to the Plan shall be distributed, by the amount of the Annual Excess.

           (b) If any Annual Excess remains, Pre-Tax Contributions (and earnings thereon) shall be distributed to such Participant.

           (c) If any Annual Excess (adjusted for investment gains and losses) remains, Contributions shall be a Forfeiture for such Participant in the following order:

                     (1) Matching Contributions;
                     (2) ESOP Matching Contributions;
                     (3) Formula Based Contributions.

           (d) Any Forfeiture of a Participant's allocations of Contributions under subparagraph 13.3(c) above shall be held in the Forfeiture Account and shall be used for the Plan Year to reduce or applied as Contributions. If any such amount remains in the Forfeiture Account, it shall again be held in

                                         MIDAS RSP FOR HOURLY EMPLOYEES
                                         ESTABLISHED JANUARY 1, 1998

     suspense in the Forfeiture Account and be utilized to reduce future Contributions for succeeding Plan Years.

           (e) Any amounts held in suspense in the Forfeiture Account pursuant to Paragraph 13.3(d) above remaining upon Plan termination shall be returned to the Employers in such proportions as shall be determined by the Administrator.

     13.4  Correcting a Multiple Plan Excess.  If a Participant's  Accounts have
           ---------------------------------
or would have an Annual Excess, the Annual Excess shall be corrected by reducing the Annual Addition to this Plan before reductions have been made to other Related Defined Contribution Plans.

     13.5  Two-Plan Limit.  If a Participant participates in any Related Defined
           --------------
     Benefit Plan, the sum of the "Defined Benefit Plan Fraction" (as defined below) and the "Defined Contribution Plan Fraction" (as defined below) for such Participant shall not exceed one (called the "Combined Fraction").

           (a)  "Defined Benefit Plan Fraction" means, for any Plan Year, a
                -------------------------------
     fraction, the numerator of which is the projected benefit payable pursuant to Code Section 415(e)(2)(A) under all Related Defined Benefit Plans and the denominator of which is the lesser of: (i) the product of 1.25 and the dollar limit in effect for the Plan Year under Code Section 415(b)(1)(A), and (ii) the product of 1.4 and one hundred percent (100%) of the Participant's average Compensation for his or her high three (3) years.

           (b)  "Defined Contribution Plan Fraction" means, for any Plan Year, a
                ------------------------------------
     fraction, the numerator of which is the sum of the Annual Additions (as determined pursuant to Section 415(c) of the Code in effect for such Plan
     Year) to a Participant's Accounts as of the end of the Plan Year under the Plan or any Related Defined Contribution Plan, and the denominator of which is the lesser of:

                (1) The sum of the products of 1.25 and the dollar limit under Code Section 415(c)(1)(A) for such Plan Year and for each prior year of service with a Commonly Controlled Entity and its predecessor, and

                (2) the sum of the products of 1.4 and twenty-five percent (25%) of the Participant's Compensation for such Plan Year and for each prior year of service with a Commonly Controlled Entity and its predecessor.

     If the Combined Fraction of such Participant exceeds one and if the Related Defined Benefit Plan permits it, the Participant's Defined Benefit Plan Fraction

                                         MIDAS RSP FOR HOURLY EMPLOYEES
                                         ESTABLISHED JANUARY 1, 1998

     shall be reduced by limiting the Participant's annual benefits payable from the Related Defined Benefit Plan in which he or she participates to the extent necessary to reduce the Combined Fraction of such Participant to one.

     13.6  Short Plan Year.  With respect to any change of the Plan Year (and
           ---------------
co-existent limitation year), the dollar limitation of the Maximum Annual Addition for such Plan Year shall be determined by multiplying such dollar amount by a fraction, the numerator of which is the number of months (including fractional parts of a month) in the short Plan Year, and the denominator of which is twelve (12).

     13.7  Grandfathering of Applicable Limitations.  The Plan shall recognize
           ----------------------------------------
and apply any grandfathering of applicable benefits and contributions limitations which are permitted under ERISA, the Tax Equity and Fiscal Responsibility Act of 1982 and the Tax Reform Act of 1986.

                                         MIDAS RSP FOR HOURLY EMPLOYEES
                                         ESTABLISHED JANUARY 1, 1998

ARTICLE  XIV
--------------------------------------------------------------------------------


                               ADP AND ACP TESTS
                               -----------------

     14.1  Contribution Limitation Definitions.  For purposes of this Article,
           -----------------------------------
the following terms are defined as follows:

           (a)  "Average Contribution Percentage" or "ACP" means, separately,
                 -----------------------------------------
     the average of the Calculated Percentage for Participants within the HCE Group and the NHCE Group, respectively, for a Plan Year.

           (b)  "Average Deferral Percentage" or "ADP" means, separately, the
                --------------------------------------
     average of the Calculated Percentage calculated for Participants within the HCE Group and the NHCE Group, respectively, for a Plan Year.

           (c)  "Calculated Percentage" means the calculated percentage for a
                -----------------------
     Participant. The calculated percentage refers to either the K-Contributions (including amounts distributed because they exceeded the Contribution Dollar Limit) with respect to Compensation which would have been received by the Participant in the Plan Year but for his or her Contribution Election, or M-Contributions allocated to the Participant's Account as of a date within the Plan Year, divided by his or her Compensation for such Plan Year.

           (d)  "HCE Group" and "NHCE Group" means, with respect to each
                ----------------------------
     Employer and its Commonly Controlled Entities, the respective group of HCEs and NHCEs who are eligible to have amounts contributed on their behalf for the Plan Year, including Employees who would be eligible but for their election not to participate or to contribute, or because their pay is greater than zero but does not exceed a stated minimum, but subject to the following:

                (1) If the Related Plans are subject to the ADP or ACP Test, and are considered as one plan for purposes of Code Sections 401(a)(4) or 410(b) (other than 410(b)(2)), all such plans shall be aggregated and treated as one plan for purposes of meeting the ADP and ACP Tests provided that, for Plan Years beginning after December 31, 1989, plans may only be aggregated if they have the same Plan Year.

                (2) If an HCE is covered by more than one cash or deferred arrangement maintained by the Related Plans, all such arrangements (other than arrangements in plans that are not required to be aggregated for this purpose under

                                         MIDAS RSP FOR HOURLY EMPLOYEES
                                         ESTABLISHED JANUARY 1, 1998

                     Treas. Reg. (S)1.401(k)-1(g)(l)(ii)(B)) with respect to the Plan Years ending with or within the same calendar year shall be aggregated and treated as one arrangement for purposes of calculating the separate percentage for the HCE which is used in the determination of the Average Percentage.

            (e)  "K-Contributions" shall include Pre-Tax Contributions
                 -----------------
     (excluding Pre-Tax Contributions treated as Matching Contributions), but shall exclude Limited Deferrals to this Plan made on behalf of any NHCE in excess of the Contribution Dollar Limit. In addition, Deferrals may include Qualified Matching Contributions and Special Contributions, but only to the extent that (1) the Administrator elects to use them and (2) they meet the requirements of Code Section 401(k) to be regarded as elective contributions.

            (f)  "M-Contributions" shall include Matching, ESOP Matching and
                 -----------------
     Post-Tax Contributions (excluding Qualified Matching Contributions), and Pre-Tax Contributions which are recharacterized as Post-Tax Contributions. In addition, M-Contributions may include Pre-Tax Contributions and Special Contributions treated as Matching or ESOP Matching Contributions, but only to the extent that (1) the Administrator elects to use them; and (2) they meet the requirements of Code Section 401(m) to be regarded as matching contributions. M-Contributions shall not include Matching or ESOP Matching Contributions which become a Forfeiture because the Contribution to which it relates is in excess of the ADP Test, ACP Test or the Contribution Dollar Limit.

     14.2   ADP and ACP Tests.  For each Plan Year, the ADP and ACP for the HCE
            -----------------
Group must meet either the Basic or Alternative Limitation when compared to the respective ADP and ACP for the NHCE Group:

            (a)  Basic Limitation.  The ADP or ACP for the HCE Group may not
                 ----------------
     exceed 1.25 times the ADP or ACP, respectively, for the NHCE Group.

            (b)  Alternative Limitation.  The ADP or ACP for the HCE Group is
                 ----------------------
     limited by reference to the ADP or ACP, respectively, for the NHCE Group as follows:

     If the NHCE Group              Then the Maximum HCE
     Percentage is   :              Group Percentage is:
     ----------------               -------------------

     Less than 2%                   2 times ADP or ACP for the NHCE Group
     2% to 8%                       ADP or ACP for the NHCE Group plus 2%
     More than 8%                   Basic Limitation applies

                                         MIDAS RSP FOR HOURLY EMPLOYEES
                                         ESTABLISHED JANUARY 1, 1998

     14.3  Correction of ADP and ACP Tests.
           -------------------------------

           (a)  Reduction of K-Contributions or M-Contributions.  If the ADP or
                -----------------------------------------------
     ACP are not met or will not be met, the Administrator shall determine a maximum percentage to be used in place of the Calculated Percentage for each HCE that would reduce the ADP or ACP of the HCE Group by a sufficient amount to meet the ADP and ACP Tests.

           (b)  ADP Correction.  Pre-Tax Contributions (including amounts
                --------------
     previously refunded because they exceeded the Contribution Dollar Limit) shall be refunded to the Participant by the end of the next Plan Year in an amount equal to the actual K-Contribution minus the product of the maximum percentage for that HCE and the HCE's Compensation. Matching Contributions with respect to such distributed Pre-Tax Contributions shall be forfeited (unless paid to the Participant due to an ACP Correction).

           (c)  ACP Correction.  Matching or ESOP Matching Contribution amounts
                --------------
     in excess of the maximum percentage of an HCE's Compensation shall, by the end of the next Plan Year, be refunded to the Participant to the extent vested, and forfeited to the extent such amounts were not vested as of the end of the Plan Year being tested. The excess amounts shall first be taken from unmatched Post-Tax Contributions, and then as a proportional combination of matched Post-Tax and Matching or ESOP Matching Contributions.

           (d)  Investment Fund Sources.  Once the amount of Pre-Tax, Post-Tax
                -----------------------
     and Matching or ESOP Matching Contributions to be refunded is determined, amounts shall then be taken by type of investment in direct proportion to the market value of the Participant's interest in each Investment Fund (which excludes Participant loans) as of the Trade Date as of which the correction is processed.

     14.4  Method of Calculation.  The Administrator shall determine the
           ---------------------
maximum percentage for each HCE whose Calculated Percentage(s) is(are) the highest at any one time by reducing his or her Calculated Percentage in the following manner until the ADP and/or ACP Test is satisfied:

           (a) The Calculated Percentage for each HCE under a Related Plan shall be reduced to the extent permitted under such Related Plan.

           (b) If more reduction is needed, the Calculated Percentage of each HCE whose Calculated Percentage (stated in absolute terms) is the greatest shall be reduced by one-hundredth (1/100) of one percentage point.

                                         MIDAS RSP FOR HOURLY EMPLOYEES
                                         ESTABLISHED JANUARY 1, 1998

           (c) If more reduction is needed, the Calculated Percentage of each HCE whose Calculated Percentage (stated in absolute terms) is the greatest (including the Calculated Percentage of any HCE whose Calculated Percentage was adjusted under Paragraph (b) shall be reduced by one-hundredth (1/100) of one percentage point.

           (d) If more reduction is needed, the procedures of Paragraph (c) shall be repeated.

     14.5  Multiple Use Test.  If the Average Contribution Percentage and the
           -----------------
Average Deferral Percentage for the HCE Group exceeds the Basic Limitation in both the ADP or the ACP Tests (after correction of the ADP and ACP Test), the ADP and ACP (as corrected) for the HCE Group must also comply with the requirements of Code Section 401(m)(9), which as of the Effective Date require that the sum of these two percentages (as determined after any corrections needed to meet the ADP or ACP Tests have been made) must not exceed the greater of:

           (a)  the sum of

                (1) the larger of the ADP or ACP for the NHCE Group times 1.25; and

                (2)  the smaller of the ADP or ACP for the NHCE Group, times two
                     (2) if the NHCE Average Percentage is less than two percent (2%), or plus two percent (2%) if it is two percent (2%) or more; or

           (b)  the sum of

                (1) the lesser of the ADP or ACP for the NHCE Group times 1.25; and

                (2)  the greater of the ADP or ACP for the NHCE Group, times two
                     (2) if the NHCE Average Percentage is less than two percent (2%), or plus two percent (2%) if it is two percent (2%) or more.

     If the multiple use limit is exceeded, the Administrator shall determine a maximum ADP or ACP for the HCE Group and shall reduce the ADP or ACP for each HCE in the same manner as would be used to correct to ADP or ACP.

     14.6  Adjustment for Investment Gain or Loss.  The net investment gain or
           --------------------------------------
loss associated with the K-Contributions and/or M-Contributions to be distributed shall be distributed or charged against a distribution within two and one-half (2 1/2) months

                                         MIDAS RSP FOR HOURLY EMPLOYEES
                                         ESTABLISHED JANUARY 1, 1998

but no later than twelve (12) months following the close of the applicable Plan Year. Such gain or loss is calculated as follows:

                           G
                    E x -------- x (1 + (10% x M))
                         (AB-G)


where:

      E   =          the total excess Deferrals or Contributions,

      G   =          the net gain or loss for the Plan Year from all of an HCE's affected Accounts,

     AB   =          the total value of an HCE's affected Accounts, determined
                     as of the end of the Plan Year being corrected,

      M   =          the number of full months from the Plan Year end to the
                     date excess amounts are paid, plus one for the month during which payment is to be made if payment will occur after the fifteenth (15th) of the month.

     14.7   Required Records.  The Administrator shall maintain records which
            ----------------
are sufficient to demonstrate that the ADP, ACP and Multiple Use Test has been met for each Plan Year for at least as long as the Employer's corresponding tax year is open to audit.

     14.8   Incorporation by Reference.  The provisions of this Section are
            --------------------------
intended to satisfy the requirements of Code Sections 401(k)(3), (m)(2), (m)(9) and Treas. Reg. (S)(S) 1.401(k)-1(b), 1.401(m)-1(b) and 1.401(m)-2 and, to the
extent not otherwise stated in this Section, those Code Sections and Treasury Regulations are incorporated herein by reference.

     14.9   Collectively Bargained Employees.  The provisions of this Article
            --------------------------------
shall apply separately to Participants who are collectively bargained employees within the meaning of Treas. Reg. (S) 1.410(b)-6(d)(2) and for Participants who are not collectively bargained employees to the extent required by law.

     14.10  QSLOB.  The Administrator in its sole discretion may apply the
            -----
provisions of this Article separately with respect to each qualified separate line of business, as defined in Section 414(r) of the Code.

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

ARTICLE  XV
--------------------------------------------------------------------------------


                            CUSTODIAL ARRANGEMENTS
                            ----------------------

     15.1  Custodial Agreement.  The Administrator may enter into one or more
           -------------------
Custodial Agreements to provide for the holding, investment and payment of Plan assets, or direct by execution of an insurance contract that all or a specified portion of the Plan's assets be held, invested and paid under such a contract. All Custodial Agreements, as from time to time amended, shall continue in force and shall be deemed to form a part of the Plan. Subject to the requirements of the Code and ERISA, the Administrator may cause assets of the Plan which are securities to be held in the name of a nominee or in street name provided such securities are held on behalf of the Plan by:

           (a) a bank or trust company that is subject to supervision by the United States or a State, or a nominee of such bank or trust company;

           (b) a broker or dealer registered under the Securities Exchange Act of 1934, or a nominee of such broker or dealer; or

           (c) a "clearing agency" as defined in Section 3(a)(23) of the Securities Exchange Act of 1934, or its nominee.

     15.2  Selection of Custodian.  The Administrator shall select, remove or
           ----------------------
replace the Custodian in accordance with the Custodial Agreement. The subsequent resignation or removal of a Custodian and the approval of its accounts shall all be accomplished in the manner provided in the Custodial Agreement.

     15.3  Custodian's Duties.  Except as provided in ERISA, the powers, duties
           ------------------
and responsibilities of the Custodian shall be as stated in the Custodial Agreement, and unless expressly stated or delegated to the Custodian (with the Custodian's acceptance), nothing contained in this Plan shall be deemed by implication to impose any additional powers, duties or responsibilities upon the Custodian. All Employer Contributions and Rollover Contributions shall be paid into the Trust, and all benefits payable under the Plan shall be paid from the Trust, except to the extent such amounts are paid to a Custodian other than the Trustee. An Employer shall have no rights or claims of any nature in or to the assets of the Plan except the right to require the Custodian to hold, use, apply and pay such assets in its hands, in accordance with the directions of the Administrator, for the exclusive benefit of the Participants and their Beneficiaries, except as hereinafter provided.

     15.4  Separate Entity.  The Custodial Agreement under this Plan from its
           ---------------
inception shall be a separate entity aside and apart from Employers or their assets,

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

and the corpus and income thereof shall in no event and in no manner whatsoever be subject to the rights or claims of any creditor of any Employer.

     15.5  Plan Asset Valuation.  As of each Valuation Date, the Unit Value of
           --------------------
the Plan's assets held or posted to an Investment Fund shall be determined by the Administrator or the Custodian, as appropriate.

     15.6  Right of Employers to Plan Assets.  The Employers shall have no right
           ---------------------------------
or claim of any nature in or to the assets of the Plan except the right to require the Custodian to hold, use, apply, and pay such assets in its possession in accordance with the Plan for the exclusive benefit of the Participants or their Beneficiaries and for defraying the reasonable expenses of administering the Plan; provided, that:

           (a) if the Plan receives an adverse determination with respect to its initial qualification under Sections 401(a), 401(k) and 401(m) of the Code, Contributions conditioned upon the qualification of the Plan shall be returned to the appropriate Employer within one (1) year of such denial of qualification; provided, that the application for determination of initial qualification is made by the time prescribed by law for filing the respective Employer's return for the taxable year in which the Plan is adopted, or by such later date as is prescribed by the Secretary of the Treasury under Section 403(c)(2)(B) of ERISA;

           (b) if, and to the extent that, deduction for a Contribution under
     Section 404 of the Code is disallowed, Contributions conditioned upon deductibility shall be returned to the appropriate Employer within one (1) year after the disallowance of the deduction;

           (c) if, and to the extent that, a Contribution is made through mistake of fact, such Contribution shall be returned to the appropriate Employer within one year of the payment of the Contribution; and

           (d) any amounts held suspended pursuant to the limitations of Code
     Section 415 shall be returned to the Employers upon termination of the Plan.

     All Contributions made hereunder are conditioned upon the Plan being qualified under Sections 401(a) or 401(k) and 401(m) of the Code and a deduction being allowed for such contributions under Section 404 of the Code. Pre-Tax and Post-Tax Contributions returned to an Employer pursuant to this Section shall be paid to the Participant for whom contributed as soon as administratively convenient. If these provisions result in the return of Contributions after such amounts have been allocated to Accounts, such Accounts shall be reduced by the amount of the allocation attributable to such amount, adjusted for any losses or expenses.

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

ARTICLE XVI
--------------------------------------------------------------------------------


                   ADMINISTRATION AND INVESTMENT MANAGEMENT
                   ----------------------------------------

     16.1  General.  The Company, through the authority vested in the Board of
           -------
Directors, has established, by separate documentation, the Administrator and Employee Benefits Committee, and has enabled each, respectively, to have the power and authority to act, to the extent delegated to each, on behalf of the Company (and therefore all Employers), with respect to matters which relate to the Plan and Trust, but not on behalf of the Plan and Trust. Furthermore, the Company has adopted the Plan and Trust, thereby:

           (a) establishing a separate Administrator and Employee Benefits Committee, and enabling each, respectively, to have the power and authority to act, to the extent provided in the Plan or Trust, on behalf of the Plan or Trust, but not on behalf of the Company; and

           (b) enabling the Administrator and Employee Benefits Committee to have the power and authority to act, to the extent provided in and the manner provided in the Plan or Trust, on behalf of the Company, but not on behalf of the Plan or Trust.

     16.2  Administrator Acting as Employer.  The Administrator has the
           --------------------------------
following authority and control and such other authority and control as shall be granted to it, from time to time, to act on behalf of the Company:

           (a) amend or terminate the Plan to the extent permitted in the Plan;

           (b) designate which employee groups are eligible to participate in the Plan to the extent permitted in the Plan;

           (c) select, monitor and remove, as necessary, consultants, actuaries, underwriters, insurance companies, third party administrators, or other service providers, and to appoint and remove any such person as a Named Fiduciary, and determine and delegate to them their duties and responsibilities, either directly or by the adoption of Plan provisions which specify such duties and responsibilities (the provisions of the Plan documents will control in the case of a conflict);

           (d) appoint and consult with legal counsel, independent consulting or evaluation firms, accountants, actuaries, or other advisors, as necessary, to perform its functions;

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

           (e) determine what expenses, if any, related to the operation and administration of the Plan and the investment of Plan assets, may be paid from Plan assets, subject to applicable law;

           (f) report to the CEO all Plan changes requiring his or her approval;

           (g) report to the CEO any Plan matters of significance to the Company;

           (h) review with the CEO any proposals which would be submitted to the Board of Directors; and

           (i) establish such policies and make such other delegations or designations necessary or incidental to the Company's sponsorship of the Plan; and

           (j) take any other actions necessary or incidental to the performance of the above-stated powers and duties.

     16.3  Employee Benefits Committee Acting as Employer.  The Employee
           ----------------------------------------------
Benefits Committee has the following authority and control and such other authority and control, as shall be granted to it, from time to time, to act on behalf of the Company:

           (a) adopt, amend or terminate, in part or completely, a Trust document, provided such action is consistent with the Plan for which the Trust is established;

           (b) appoint and consult with legal counsel, investment advisors, independent consulting or evaluation firms, accountants, actuaries, or other advisors, as necessary, to perform its functions;

           (c) determine the funding policies of the Plan and related matters;

           (d) report to the CEO any Plan funding or investment policies of significance to the Company;

           (e) review with the CEO any proposals which would be submitted to the Board of Directors;

           (f) establish such policies and make such other delegations or designations necessary or incidental to the Company's sponsorship of the Plan or Trust;

           (g) select, monitor and remove, as necessary, consultants, actuaries, underwriters, insurance companies, third party administrators, or other

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

service providers, and to appoint and remove any such person as a Named Fiduciary, and determine and delegate to them their duties and responsibilities, either directly or by the adoption of Trust provisions which specify such duties and responsibilities (the provisions of the Plan or Trust documents will control in the case of a conflict); and

           (h) take any other actions necessary or incidental to the performance of the above-stated powers and duties.

     16.4  Administrator as Named Fiduciary.
           --------------------------------

           (a) The Administrator, acting on behalf of the Plan or Trust and subject to subsection (b) hereof, shall be a Named Fiduciary with respect to the authority to manage and control the administration and operation of the Plan, including without limitation, the management and control with respect to the operation and administration of the Plan contained in an agreement with a Named Fiduciary but only to the extent it has been specifically designated in such agreement as being the responsibility of the Administrator, an Employer, the Company, or any employee, member or delegate of any of them.

           (b) The Administrator shall not be a Named Fiduciary whenever it acts on behalf of the Company and, notwithstanding any other term or provision of the Plan, Trust, or an agreement with a Named Fiduciary, the Administrator shall cease to be a Named Fiduciary with respect to some specified portion of the operation and administration of the Plan or Trust, to the extent that a Named Fiduciary is designated pursuant to the procedure in the Plan or Trust to severally have authority to manage and control such portion of the operation and administration of the Plan or Trust.

     16.5  Employee Benefits Committee as Named Fiduciary.
           ----------------------------------------------

           (a) The Employee Benefits Committee, acting on behalf of the Plan or Trust and subject to subsection (b) hereof, shall be a Named Fiduciary with respect to its authority to manage and control the Plan or Trust or the Plan's assets, but only to the extent not inconsistent with the Plan or Trust.

           (b) The Employee Benefits Committee shall not be a Named Fiduciary whenever it acts on behalf of the Company and, notwithstanding any other term or provision of the Plan, Trust, or an agreement with a Named Fiduciary, the Employee Benefits Committee shall cease to be a Named Fiduciary with respect to some specified portion of the operation and administration of the Plan or Trust, to the extent that a Named Fiduciary is designated pursuant to the procedure in the Plan or Trust to severally have authority to manage and control such portion of the operation and administration of the Plan or Trust.

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

     16.6  Employee Benefits Committee Membership.  The Employee Benefits
           --------------------------------------
Committee each consist of not less than 3 persons, who shall be appointed by the CEO. Members shall remain in office at the will of the CEO and the CEO may from time to time remove any of said members with or without cause and shall appoint their successors.

     16.7  Employee Benefits Committee Structure.  Any individual may be a
           -------------------------------------
member of the Employee Benefits Committee. Any member may resign by delivering his or her written resignation to CEO, and such resignation shall become effective upon the date specified therein. A member who is an Employee shall automatically cease to be a member upon his or her Termination of Employment. In the event of a vacancy in membership, the remaining members shall constitute the Employee Benefits Committee in question with full power to act until said vacancy is filled.

     16.8  Actions.  The Administrator or Employee Benefits Committee may act,
           -------
whether as a Named Fiduciary on behalf of the Plan or on behalf of the Company, as follows:

           (a) The members may act at a meeting (including a meeting at different locations by telephone conference) or in writing without a meeting (through the use of a single document or concurrent document).

           (b) Any member by writing may delegate any or all of his or her rights, powers, duties and discretions to any other member with the consent of such other member.

           (c) The Administrator or Employee Benefits Committee shall act by majority decision, which action shall be effective as if such action had been taken by all members; provided that by majority action one or more members or other persons may be authorized to act with respect to particular matters on behalf of all members.

           (d) Subject to applicable law, no member shall be liable for an act or omission of the other members of the same committee in which the former had not concurred.

           (e) Any action by the Administrator or Employee Benefits Committee on behalf of this Plan or Trust involving its authority to manage and control the operation and administration of the Plan or Trust or the Plan's assets shall be treated as an action of a Named Fiduciary under this Plan.

           (f) Where reference is made in this Plan (or where the Administrator or Employee Benefits Committee designates in writing) that its action is on behalf of the Company, such committee shall be acting only on behalf of the Company and not as a Named Fiduciary.

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

           (g) Except as provided in Section 16.25, the Administrator or Employee Benefits Committee may, in writing delivered to the Trustee, empower a representative to act on its behalf and such person shall have the authority to act within the scope of such empowerment to the full extent the Employee Benefits Committee could have acted.

     16.9  Procedures for Designation of a Named Fiduciary.  The Administrator
           -----------------------------------------------
or Employee Benefits Committee, acting on behalf of the Company, may from time to time, designate a person to be a Named Fiduciary with respect to some portion of the authority it may have with respect to management and control of the operation and administration of the Plan or the management and control of the Plan's assets. Such designation shall specify the person designated by name and either (a) specify the management and control authority with respect to which the person will be a Named Fiduciary; or (b) incorporate by reference an agreement with such person to provide services to or on behalf of the Plan or Trust and use such agreement as a means for specifying the management and control authority with respect to which such person will be a Named Fiduciary. No person who is designated as a Named Fiduciary hereunder must consent to such designation nor shall it be necessary for the Administrator or Employee Benefits Committee to seek such person's acquiescence. The authority to manage and control, which any person who is designated to be a Named Fiduciary hereunder may have, shall be several and not joint with the Administrator or Employee Benefits Committee, whichever is applicable, and shall result in the Administrator or Employee Benefits Committee, whichever is applicable, no longer being a Named Fiduciary with respect to, nor having any longer, such authority to manage and control. On and after the designation of a person as a Named Fiduciary, the Employer, the Administrator, the Employee Benefits Committee, and any other Named Fiduciary with respect to the Plan or Trust, shall have no liability for the acts (or failure to act) of any such Named Fiduciary except to the extent of its co-Fiduciary duty under ERISA.

     16.10 Compensation.  The Administrator or members of the Employee Benefits
           ------------
Committee, acting on behalf of the Plan or Trust, shall serve without compensation for their services as such.

     16.11 Discretionary Authority of each Named Fiduciary.  Each Named
           -----------------------------------------------
Fiduciary on behalf of the Plan and Trust will enforce the Plan and Trust in accordance with their terms. Each Named Fiduciary shall have full and complete authority, responsibility and control (unless an allocation has been made to another Named Fiduciary in which case such Named Fiduciary shall have such authority, responsibility and control) over that portion of the management, administration, and operation of the Plan or Trust allocated to such Named Fiduciary, including, but not limited to, the authority and discretion to:

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

           (a) formulate, adopt, issue and apply procedures and rules and change, alter or amend such procedures and rules in accordance with law and as may be consistent with the terms of the Plan or Trust;

           (b) specify the basis upon which payments are to be made under the Plan and, as the final appeals Fiduciary under ERISA Section 503, to make a final determination, based upon the information known to the Named Fiduciary within the scope of its authority and control as a Named Fiduciary, based upon determinations made and such other information made available from an Employer plus such final determinations made by each other Named Fiduciary within the scope of its authority and control, as are determined to be relevant to the final appeals Fiduciary;

           (c) exercise such discretion as may be required to construe and apply the provisions of the Plan or Trust, subject only to the terms and conditions of the Plan or Trust; and

           (d) take all necessary and proper acts as are required for such Named Fiduciary to fulfill its duties and obligations under the Plan or Trust.

     16.12 Responsibility and Powers of the Administrator Regarding
           --------------------------------------------------------
Administration of the Plan.  The Administrator shall have full and complete
--------------------------
authority, responsibility and control (unless an allocation has been made to another Named Fiduciary in which case such Named Fiduciary shall have such authority, responsibility and control only if specifically provided) over that portion of the management, administration, and operation of the Plan or Trust allocated to the Administrator and the power to act on behalf of the Plan or Trust, including, but not limited to, the authority and discretion to:

           (a) appoint and compensate such specialists (including attorneys, actuaries and accountants) to aid it in the administration of the Plan, and arrange for such other services, as the Administrator considers necessary or appropriate in carrying out the provisions of the Plan;

           (b) appoint and compensate an independent outside accountant to conduct such audits of the financial statements of the Trust as the Administrator considers necessary or appropriate;

           (c) settle or compromise any litigation against the Plan or a Fiduciary with respect to which the Plan has an indemnity obligation;

           (d) assure that the Plan does not violate any provisions of ERISA limiting the acquisition or holding of Company Stock;

           (e) appoint the Plan Administrator to act within the duties and responsibilities set forth in Section 16.23;

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

           (f) act as the Fiduciary responsible for monitoring the confidentiality and independent Fiduciary requirements associated with Company Stock in order for the Plan to qualify as a Section 404(c) plan under Department of Labor regulations;

           (g) create a legal remedy to the Plan with respect to a Participant or Beneficiary, or to a Participant or Beneficiary, for any loss incurred (whether restitution or opportunity losses) by the Plan on behalf of such Participant or Beneficiary, or by such Participant or Beneficiary, due to a breach of Fiduciary duty to the Plan by a Named Fiduciary or other error (whether negligent or willful) which the Administrator determines is a substantial contributing factor to such loss (or a portion of such loss); and

           (h) take all necessary and proper acts as are required for the Administrator to fulfill its duties and obligations under the Plan or Trust.

     16.13 Allocations and Delegations of Responsibility.
           ---------------------------------------------

           (a) Delegations.  Each Named Fiduciary may designate persons (other
               -----------
than a Named Fiduciary) to carry out Fiduciary responsibilities (other than trustee responsibilities as described in Section 405(c)(3) of ERISA) it may have with respect to the Plan or Trust and make a change of delegated responsibilities. Such delegation shall specify the delegated person by name and either (a) specify the discretionary authority with respect to which the person will be a Fiduciary; or (b) incorporate by reference an agreement with such Named Fiduciary to provide services to the Plan or Trust on behalf of the delegating Named Fiduciary as a means of specifying the discretionary authority with respect to which such person will be a Fiduciary. No person (other than an investment manager (as defined in Section 3(38) of ERISA) to whom Fiduciary responsibility has been delegated must consent to being a Fiduciary nor shall it be necessary for the Named Fiduciary to seek such person's acquiescence; however, where such person has not contractually accepted the responsibility delegated, he or she must be given notification of the services to be performed and, in either case, will be deemed to have accepted such Fiduciary responsibility if he or she performs the services described for thirty (30) days or more without specific objection thereto. The discretionary authority any person who is delegated Fiduciary responsibilities hereunder may have shall be several and not joint with the Named Fiduciary delegating and each other Named Fiduciaries. A delegation of Fiduciary responsibility to a person which is not implemented in the manner set forth herein shall not be void; however, whether the delegating Named Fiduciary shall have joint liability for acts of such person shall be determined by applicable law.

           (b) Allocations.  The Administrator or Employee Benefits Committee,
               -----------
acting on behalf of the Company, may allocate Fiduciary responsibilities (other than trustee responsibilities described in Section 405(c)(3) of ERISA) among Named Fiduciaries when it designates a Named Fiduciary in the manner described in

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

Section 16.9, or may reallocate Fiduciary responsibilities among existing Named Fiduciaries by action of such Administrator or Employee Benefits Committee in accordance with Sections 16.8 and 16.9; provided each such Named Fiduciary is given notice of the services, management and control authority allocated to it either by way of an amendment to the Plan, Trust or a contract with such person, or by way of correspondence from the Administrator or Employee Benefits Committee, whichever is applicable. Each Named Fiduciary, by signing its contract or by accepting such amendment or correspondence and rendering the services requested without objection for thirty (30) days, shall be conclusively bound to have assumed such Fiduciary responsibility as a Named Fiduciary. An allocation of Fiduciary responsibility to a person which is not implemented in the manner set forth herein shall not be void, however, such person may not be a Named Fiduciary with respect to the Plan and Trust.

           (c) Limit on Liability.  Fiduciary duties and responsibilities which
               ------------------
have been allocated or delegated pursuant to the terms of the Plan or the Trust, are intended to limit the liability of the Company, the Administrator, the Employee Benefits Committee, and each Named Fiduciary, as appropriate, in accordance with the provisions of Section 405(c) of ERISA.

     16.14 Bonding.  The Administrator and members of the Employee Benefits
           -------
Committee, acting on behalf of the Plan and Trust, shall serve without bond (except as otherwise required by federal law).

     16.15 Information to be Supplied by Employer.  Each Employer shall supply
           --------------------------------------
to the Administrator or Employee Benefits Committee, acting on behalf of the Plan and Trust, or a designated Named Fiduciary, within a reasonable time of its request, the names of all Employees, their age, their date of hire, the names and dates of all Employees who incurred a Termination of Employment during the Plan Year, Compensation and such other information in the Employer's possession as the Administrator or Employee Benefits Committee shall from time to time need in the discharge of its duties. The Administrator or Employee Benefits Committee and each Named Fiduciary may rely conclusively on the information certified to it by an Employer.

     16.16 Information to be Supplied by Named Fiduciary.  Whenever a term,
           ---------------------------------------------
definition, standard, protocol, policy, interpretation, rule, practice or procedure under an Administrative Services Agreement, or other basis for determining whether a Participant's or Beneficiary's accrued benefit, optional form of benefit, right or feature is required or used, the Named Fiduciary who has the authority to manage and control the administration and operation of the Plan with respect to such accrued benefit, optional form of payment, right or feature shall be solely responsible for establishing and maintaining such framework of definitions, standards, protocols, policies, interpretations, rules, practices and procedures under such Administrative Services Agreement and shall provide a copy thereof either (1) to the Administrator or

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                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

Employee Benefits Committee, upon its request, on behalf of the Company (2) to a Participant or Beneficiary but only to the extent required by law, or (3) to the extent required in any proceeding involving the Plan or any Named Fiduciary with respect to the Plan.

     16.17 Misrepresentations.  The Administrator or Employee Benefits
           ------------------
Committee, acting on behalf of the Plan and Trust, may, but shall not be required to, rely upon any certificate, statement or other representation made to it by an Employee, Participant, other Named Fiduciary, or other individual with respect to any fact regarding any of the provisions of the Plan. If relied upon, any such certificate, statement or other representation shall be conclusively binding upon such Employee, Participant, other Named Fiduciary, or other individual or personal representative thereof, heir, or assignee (but not upon the Administrator or Employee Benefits Committee), and any such person shall thereafter be estopped from disputing the truth of any such certificate, statement or other representation.

     16.18 Records.  The regularly kept records of the designated Named
           -------
Fiduciary (or, where applicable, the Trustee) and any Employer shall be conclusive evidence of a person's age, his or her status as an Eligible Employee, and all other matters contained therein applicable to this Plan; provided that a Participant may request a correction in the record of his or her age at any time prior to retirement, and such correction shall be made if within ninety (90) days after such request he or she furnishes in support thereof a birth certificate, baptismal certificate, or other documentary proof of age satisfactory to the Administrator.

     16.19 Plan Expenses.  All expenses of the Plan which have been approved by
           -------------
the Administrator or Employee Benefits Committee, acting on behalf of the Plan and Trust, respectively, shall be paid by the Trust except to the extent paid by the Employers; and if paid by the Employers, such Employers may, if authorized by the Administrator acting on behalf of the Company, seek reimbursement of such expenses from the Trust and the Trust shall reimburse the Employers. If borne by the Employers, expenses of administering the Plan shall be borne by the Employers in such proportions as the Administrator, acting on behalf of the Company, shall determine.

     16.20 Fiduciary Capacity.  Any person or group of persons may serve in
           ------------------
more than one Fiduciary capacity with respect to the Plan.

     16.21 Employer's Agent.  The Administrator and Employee Benefits Committee
           ----------------
shall act as agent for the Company when acting on behalf of the Company and the Company shall act as agent for each Employer.

     16.22 Plan Administrator.  The Plan Administrator (within the meaning of
           ------------------
Section 3(16)(A)) shall be appointed by the Administrator, acting on behalf of the Company, and may (but need not) be the Administrator; and in the absence of such

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

appointment, the Administrator, acting on behalf of the Plan and Trust, shall be the Plan Administrator.

     16.23 Plan Administrator Duties and Power.  The Plan Administrator will
           -----------------------------------
have full and complete authority, responsibility and control over the management, administration and operation of the Plan with respect to the following:

           (a) satisfy all reporting and disclosure requirements applicable to the Plan, Trust or Plan Administrator under ERISA, the Code or other applicable law;

           (b) make appropriate determinations as to whether Rollover Contributions constitute such;

           (c) provide and deliver all written forms used by Participants and Beneficiaries, give notices required by law, and seek a favorable determination letter for the Plan and Trust;

           (d) withhold any amounts required by the Code to be withheld at the source and to transmit funds withheld and any and all necessary reports with respect to such withholding to the Internal Revenue Service;

           (e) where applicable, to provide each Participant or his or her Spouse with QJSA and QPSA information;

           (f) certify to the Trustee the amount and kind of benefits payable to or withdrawn from Participants and Beneficiaries and the date of payment, including withdrawals;

           (g) respond to a QDRO;

           (h) make available for inspection and to provide upon request at such charge as may be permitted and determined by it, documents and instruments required to be disclosed by ERISA;

           (i) make a determination of whether a Participant is suffering a deemed or demonstrated financial need and whether a withdrawal from this Plan is deemed or demonstrated necessary to satisfy such financial need; provided however, in making such determination, the Plan Administrator may rely, if reasonable to do so, upon representations made by such Participant in connection with his or her request for a withdrawal;

           (j) take such actions as are necessary to establish and maintain the Plan in full and timely compliance with any law or regulation having pertinence to this Plan;

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

           (k) perform whatever responsibilities are delegated to the Plan Administrator by the Administrator; and

           (l) interpret and construe the provisions of the Plan, to make regulations and settle disputes described above which are not inconsistent with the terms thereof.

     16.24 Named Fiduciary Decisions Final.  The decision of the Administrator,
           -------------------------------
the Employee Benefits Committee, or a Named Fiduciary in matters within its jurisdiction shall be final, binding, and conclusive upon the Employers and the Trustee and upon each Employee, Participant, Spouse, Beneficiary, and every other person or party interested or concerned.

     16.25 No Agency.  Each Named Fiduciary shall perform (or fail to perform)
           ---------
its responsibilities and duties or discretionary authority with respect to the Plan and Trust as an independent contractor and not as an agent of the Company, any Employer, the Administrator or Employee Benefits Committee. No agency is intended to be created nor is the Administrator or Employee Benefits Committee empowered to create an agency relationship with a Named Fiduciary.

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

ARTICLE  XVII
--------------------------------------------------------------------------------


                               CLAIMS PROCEDURE
                               ----------------

     17.1  Initial Claim for Benefits.  Each person entitled to benefits under
           --------------------------
this Plan (a "Claimant") must sign and submit his or her claim for benefits to the Administrator or its agent in writing in such form as is provided or approved by such Administrator. A Claimant shall have no right to seek review of a denial of benefits, or to bring any action in any court to enforce a claim for benefits prior to his or her filing a claim for benefits and exhausting his or her rights under this Section. When a claim for benefits has been filed properly, such claim for benefits shall be evaluated and the Claimant shall be notified by the Administrator or agent of its approval or denial within ninety
(90) days after the receipt of such claim unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant by the Administrator or agent prior to the termination of the initial ninety (90) day period which shall specify the special circumstances requiring an extension and the date by which a final decision will be reached (which date shall not be later than one hundred eighty (180) days after the date on which the claim was filed). A Claimant shall be given a written notice in which the Claimant shall be advised as to whether the claim is granted or denied, in whole or in part. If a claim is denied, in whole or in part, the Claimant shall be given written notice which shall contain (1) the specific reasons for the denial, (2) references to pertinent Plan provisions upon which the denial is based, (3) a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary, and (4) the Claimant's rights to seek review of the denial.

     17.2  Review of Claim Denial.  If a claim is denied, in whole or in part
           ----------------------
(or if within the time periods prescribed for in the initial claim, the Administrator or agent has not furnished the Claimant with a denial and the claim is therefore deemed denied), the Claimant shall have the right to request that the Administrator review the denial, provided that the Claimant files a written request for review with the Administrator within sixty (60) days after the date on which the Claimant received written notification of the denial. A Claimant (or his or her duly authorized representative) may review pertinent documents and submit issues and comments in writing to the Administrator.
Within sixty (60) days after a request for review is received, the review shall be made and the Claimant shall be advised in writing by the Administrator of the decision on review, unless special circumstances require an extension of time for processing the review, in which case the Claimant shall be given a written notification by the Administrator within such initial sixty (60) day period specifying the reasons for the extension and when such review shall be completed (provided that such review shall be completed within one hundred and twenty
(120) days after the date on which the request for review was filed). The decision on

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

review shall be forwarded to the Claimant by the Administrator in writing and shall include specific reasons for the decision and references to Plan provisions upon which the decision is based. A decision on review shall be final and binding on all persons for all purposes. If a Claimant shall fail to file a request for review in accordance with the procedures described in this Section, such Claimant shall have no right to review and shall have no right to bring action in any court and the denial of the claim shall become final and binding on all persons for all purposes.

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

ARTICLE XVIII
--------------------------------------------------------------------------------


                       ADOPTION AND WITHDRAWAL FROM PLAN
                       ---------------------------------

     18.1  Procedure for Adoption.  Any Commonly Controlled Entity may adopt the
           ----------------------
Plan for the benefit of its eligible employees by resolution of such Commonly Controlled Entity's board of directors and by completing (or the Administrator completing pursuant to its authority to amend this Plan) one or more Appendices with respect to such Employees, which adoption shall be effective as of the date specified in the board resolution. No such adoption shall be effective until such adoption and any Appendix to be used in connection therewith has been approved by the Administrator.

     18.2  Procedure for Withdrawal.  Any Employer (other than the Company) may,
           ------------------------
by resolution of the board of directors of such Employer, with the consent of the Administrator and subject to such conditions as may be imposed by the Administrator (or the Administrator acting on behalf of the Company pursuant to its authority to amend this Plan), terminate its adoption of the Plan. Notwithstanding the foregoing, an Employer will be deemed to have terminated its adoption of the Plan when it ceases to be a Commonly Controlled Entity. With respect to any Participant whose Employer is deemed to have withdrawn from the Plan because it ceases to be a Commonly Controlled Entity, such Participant's Account shall be fully vested.

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998


ARTICLE XIX
--------------------------------------------------------------------------------


                       AMENDMENT, TERMINATION AND MERGER
                       ---------------------------------

     19.1  Amendments.
           ----------

           (a) Power to Amend.  The Company, by action of its Board of Directors
               --------------
     on behalf of all Employers, or the Administrator as provided in Subsection
     (c) below, may amend, modify, change, revise or discontinue this Plan or any Appendix, in whole or in part, or with respect to all persons or a designated group of persons, by amendment at any time; provided, however, that no amendment shall:

               (1) increase the duties or liabilities of the Custodian or the Administrator without its written consent;

               (2) have the effect of vesting in any Employer any interest in any funds, securities or other property, subject to the terms of this Plan and the Custodial Agreement;

               (3) authorize or permit at any time any part of the corpus or income of the Plan's assets to be used or diverted to purposes other than for the exclusive benefit of Participants and Beneficiaries;

               (4) except to the extent permissible under ERISA and the Code, make it possible for any portion of the Trust assets to revert to an Employer to be used for, or diverted to, any purpose other than for the exclusive benefit of Participants and Beneficiaries entitled to Plan benefits and to defray reasonable expenses of administering the Plan;

               (5) permit an Employee to be paid the balance of his or her Pre-Tax Account unless the payment would otherwise be permitted under Code Section 401(k); and

               (6) have any retroactive effect as to deprive any such person of any benefit already accrued, except that no amendment made in order to conform the Plan as a plan described in Section 401(a) of the Code of which amendments are permitted by the Code or are required or permitted by any other statute relating to employees' trusts, or any official regulations or ruling issued pursuant

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

                    thereto, shall be considered prejudicial to the rights of any such person.

           (b) Restriction on Amendment. No amendment to the Plan shall deprive
               ------------------------
     a Participant of his or her nonforfeitable rights to benefits accrued to the date of the amendment. Further, if the vesting schedule of the Plan is amended, each Participant with at least three (3) years of Vesting Service with the Employer may elect, within a reasonable period after the adoption of the amendment, to have his or her nonforfeitable percentage computed under the Plan without regard to such amendment. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the latest of:

               (1)  sixty (60) days after the amendment is adopted;

               (2)  sixty (60) days after the amendment becomes effective; or

               (3) sixty (60) days after the Participant is issued written notice of the amendment by the Employer or the Administrator.

     The preceding language concerning an amendment to the Plan's vesting schedule shall also apply when a Plan with a different vesting schedule is merged into this Plan. In addition to the foregoing, the Plan shall not be amended so as to eliminate an optional form of payment of an Accrued Benefit attributable to employment prior to the date of the amendment. The foregoing limitations do not apply to benefit accrual occurring after the date of the amendment.

           (c) The Administrator.  The Administrator, acting on behalf of the
               -----------------
     Company, may amend, modify, change or revise the Plan or any Appendix, in whole or in part, or with respect to all persons or a designated group of persons; provided however, (i) no such action may be taken if it could not have been adopted under this Section by the Board of Directors, (ii) except for the purpose of reflecting an Employer's obligations pursuant to bonafide collective bargaining with a collective bargaining representative in a collective bargaining agreement, no such action may be taken if it causes a material change in the level or type of contributions to be made to the Plan or otherwise materially increase the duties and obligations of any or all Employers with respect to the Plans, and (iii) no such action may amend Articles XVI and XIX.

     19.2  Plan Termination.  It is the expectation of the Company that it will
           ----------------
continue the Plan and the payment of Contributions hereunder indefinitely, but the continuation of the Plan and the payment of Contributions hereunder is not assumed

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

as a contractual obligation of the Company or any other Employer. The right is reserved by the Company to terminate the Plan at any time, and the right is reserved by the Company by action of its Board of Directors or the Administrator acting on behalf of the Company pursuant to its power to amend the Plan at any time to reduce, suspend or discontinue its or any other Employer's Contributions hereunder, provided, however, that the Contributions for any Plan Year accrued or determined prior to the end of said year shall not after the end of said year be retroactively reduced, suspended or discontinued except as may be permitted by law. Upon termination of the Plan or complete discontinuance of Contributions hereunder (other than for the reason that the Employer has had no net profits or accumulated net profits), each Participant's Accrued Benefit shall be fully vested. Upon termination of the Plan or a complete discontinuance of Contributions, unclaimed amounts shall be applied as Forfeitures and any unallocated amounts shall be allocated to Participants who are Eligible Employees as of the date of such termination or discontinuance on the basis of Compensation for the Plan Year (or short Plan Year). Upon a partial termination of the Plan, the Accrued Benefit of each affected Participant shall be fully vested. In the event of termination of the Plan, the Administrator shall direct the Custodian to distribute to each Participant the entire amount of his or her Accrued Benefit as soon as administratively possible, but not earlier than would be permitted in order to retain the Plan's qualified status under Sections 401(a), (k) and (m) of the Code, as if all Participants who are Employees had incurred a Termination of Employment on the Plan's termination date. Should a Participant or a Beneficiary) not elect immediate payment of a nonforfeitable Accrued Benefit in excess of three thousand five hundred dollars ($5,000), the Administrator shall direct the Custodian to continue the Plan and Custodial Agreement for the sole purpose of paying to such Participant his or her Accrued Benefit or death benefit, respectively, unless in the opinion of the Administrator, to make immediate single sum payments to such Participant or Beneficiary would not adversely affect the tax qualified status of the Plan upon termination and would not impose additional liability upon any Employer or the Custodian.

     19.3  Plan Merger.  The Plan shall not merge or consolidate with, or
           -----------
transfer any assets or liabilities to any other plan, unless each person entitled to benefits would receive a benefit immediately after the merger, consolidation or transfer (if the Plan were then terminated) which is equal to or greater than the benefit he or she would have been entitled to immediately before the merger, consolidation or transfer (if the Plan were then terminated). The Administrator shall amend or take such other action as is necessary to amend the Plan in order to satisfy the requirements applicable to any merger, consolidation or transfer of assets and liabilities.

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

ARTICLE XX
--------------------------------------------------------------------------------


                            SPECIAL TOP-HEAVY RULES
                            -----------------------

     20.1  Application.  Notwithstanding any provisions of this Plan to the
           -----------
contrary, the provisions of this Article shall apply and be effective for any Plan Year for which the Plan shall be determined to be a "Top-Heavy Plan" as provided and defined herein.

     20.2  Special Terms.  For purposes of this Article, the following terms
           -------------
shall have the following meanings:

           (a) "Aggregate Benefit" means the sum of:
                -----------------

               (1) the present value of the accrued benefit under each and all defined benefit plans in the Aggregation Group determined on each plan's individual Determination Date as if there were a termination of employment on the most recent date the plan is valued by an actuary for purposes of computing plan costs under Section 412 of the Code within the twelve (12) month period ending on the Determination Date of each such plan, but with respect to the first plan year of any such plan determined by taking into account the estimated accrued benefit as of the Determination Date; provided (A) the method of accrual used for the purpose of this Paragraph (1) shall be the same as that used under all plans maintained by all Employers and Commonly Controlled Entities if a single method is used by all stock plans or, otherwise, the slowest accrual method permitted under Section 411(b)(1)(C) of the Code, and (B) the actuarial assumptions to be applied for purposes of this Paragraph (1) shall be the same assumptions as those applied for purposes of determining the actuarial equivalents of optional benefits under the particular plan, except that the interest rate assumption shall be five percent (5%);

               (2) the present value of the accrued benefit (i.e., account balances) under each and all defined contribution plans in the Aggregation Group, valued as of the valuation date coinciding with or immediately preceding the Determination Date of each such plan, including (A) contributions made after the valuation date but on or prior

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

                    to the Determination Date, (B) with respect to the first plan year of any plan, any contribution made subsequent to the Determination Date but allocable as of any date in the first plan year, or (C) with respect to any defined contribution plan subject to Section 412 of the Code, any contribution made after the Determination Date that is allocable as of a date on or prior to the Determination Date; and

               (3) the sum of each and all amounts distributed (other than a rollover or plan-to-plan transfer) from any Aggregation Group Plan, plus a rollover or plan-to-plan transfer initiated by the Employee and made to a plan which is not an Aggregation Group Plan within the Current Plan Year or within the preceding four (4) plan years of any such plan, provided such amounts are not already included in the present value of the accrued benefits as of the valuation date coincident with or immediately preceding the Determination Date.

     The Aggregate Benefit shall not include the value of any rollover or plan-to-plan transfer to an Aggregation Group Plan, which rollover or transfer was initiated by a Participant, was from a plan which was not maintained by an Employer or a Commonly Controlled Entity, and was made after December 31, 1983, nor shall the Aggregate Benefit include the value of employee contributions which are deductible pursuant to Section 219 of the Code.

           (b) "Aggregation Group" means the Plan and one or more plans
               ------------------
     (including plans that terminated) which is described in Section 401(a) of the Code, is an annuity contract described in Section 403(a) of the Code or is a simplified employee pension described in Section 408(k) of the Code maintained or adopted by an Employer or a Commonly Controlled Entity in the Current Plan Year or one of the four preceding Plan Years which is either a "Required Aggregation Group" or a "Permissive Aggregation Group".

               (1)  A "Required Aggregation Group" means all Aggregation Group
                       --------------------------
                    Plans in which either (1) a Key Employee participates or (2) which enables any Aggregation Group Plan in which a Key Employee participates to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

               (2)  A "Permissive Aggregation Group" means Aggregation Group
                       ----------------------------
                    Plans included in the Required Aggregation Group, plus one or more other Aggregation Group Plans, as designated by the Administrator in its sole discretion,

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

                    which satisfy the requirements of Sections 401(a)(4) and 410 of the Code, when considered with the other component plans of the Required Aggregation Group.

           (c) "Aggregation Group Plan" means the Plan and each other plan in
                ----------------------
     the Aggregation Group.

           (d) "Current Plan Year"  means (1) with respect to the Plan, the Plan
                -----------------
     Year in which the Determination Date occurs, and (2) with respect to each other Aggregation Group Plan, the plan year of such other plan in which occurs the Determination Date of such other plan.

           (e) "Determination Date"  means (1) with respect to the Plan and its
                ------------------
     Plan Year, the last day of the preceding Plan Year; or (2) with respect to any other Aggregation Group Plan in any calendar year during which the Plan is not the only component plan of an Aggregation Group, the determination date of each plan in such Aggregation Group to occur during the calendar year as determined under the provisions of each such plan.

           (f) "Former Key Employee"  means an Employee (including a terminated
                -------------------
     Employee) who is not a Key Employee but who was a Key Employee.

           (g) "Key Employee" means an Employee (or a terminated Employee) who
                ------------
     at any time during the Current Plan Year or at any time during the four preceding Plan Years is:

               (1) an officer of a Commonly Controlled Entity whose compensation from a Commonly Controlled Entity during the Plan Year is greater than fifty percent (50%) of the amount specified in Section 415(b)(1)(A) of the Code (as adjusted for cost-of-living increases by the Secretary of the Treasury) for the calendar year in which the Plan Year ends; provided, however, that no more than the lesser of (A) fifty
                    (50) Employees, or (B) the greater of (i) three (3) Employees or (ii) ten percent (10%) (rounded to the next whole integer) of the greatest number of Employees during the Current Plan Year or any of the preceding four Plan Years shall be considered as officers for this purpose. Such officers considered will be those with the greatest annual compensation as an officer during the five (5) year period ending on the Determination Date;

               (2) One of the ten employees who owns (or is considered to own within the meaning of Section 318 of the Code)

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

                    more than a one half percent ( 1/2%) interest in value and the largest percentage ownership interest in value in a Commonly Controlled Entity and whose total annual compensation from a Commonly Controlled Entity is not less than the amount specified in Section 415(b)(1)(A) of the Code (as adjusted for cost-of-living increases by the Secretary of the Treasury) for the calendar year in which the Plan Year ends;

               (3) A person who owns more than five percent (5%) of the value of the outstanding stock of any Commonly Controlled Entity or more than five percent (5%) of the total combined voting power of all stock of any Commonly Controlled Entity (considered separately) or;

               (4) A person who owns more than one percent (1%) of the value of the outstanding stock of a Commonly Controlled Entity or more than one percent (1%) of the total combined voting power of all stock of a Commonly Controlled Entity (considered separately) and whose total annual compensation (as defined in Section 1.415-2(d) of the Treasury Regulations) from the Employer or a Commonly Controlled Entity is in excess of one hundred and fifty thousand dollars ($150,000).

     The rules of Section 416 (i)(1)(B) and (C) of the Code shall be applied for purposes of determining an Employee's ownership interest in a Commonly Controlled Entity for purposes of Paragraphs (3) and (4) herein. A Beneficiary (who would not otherwise be considered a Key Employee) of a deceased Key Employee shall be deemed to be a Key Employee in substitution for such deceased Key Employee. Any person who is a Key Employee under more than one of the four Paragraphs of this Section shall have his or her Aggregate Benefit under the Aggregation Group Plans counted only once with respect to computing the Aggregate Benefit of Key Employees as of any Determination Date. Any Employee who is not a Key Employee shall be a Non-Key Employee.

           (h) "Top-Heavy Plan"  means the Plan with respect to any Plan Year if
                --------------
     the Aggregate Benefit of all Key Employees or the Beneficiaries of Key Employees determined on the Determination Date is an amount in excess of sixty percent (60%) of the Aggregate Benefit of all persons who are Employees within the Current Plan Year; provided, that if an individual has not performed services for an Employer or a Commonly Controlled Entity at any time during the five (5) year period ending on the Determination Date, the individuals's Accrued Benefit shall not be taken into account. With respect to any calendar year during which the Plan is not the only Aggregation Group Plan, the ratio

                                        MIDAS RSP FOR HOURLY EMPLOYEES
                                        ESTABLISHED JANUARY 1, 1998

     determined under the preceding sentence shall be computed based on the sum of the Aggregate Benefits of each Aggregation Group Plan totaled as of the last Determination Date of any Aggregation Group Plan to occur during the calendar year.

     20.3  Minimum Contribution.  For any Plan Year that the Plan shall be a
           --------------------
Top-Heavy Plan, each Participant who is an Eligible Employee but who is neither a Key Employee nor a Former Key Employee on the last day of the Plan Year shall have allocated to his or her Formula Based Account on the last day of the Plan Year a Formula Based Contribution in an amount equal to three percent (3%) of such Participant's Compensation not in excess of two hundred thousand dollars ($200,000); provided, however, in no event shall such contribution on behalf of such Participant be less than five percent (5%) of such Compensation if any Aggregation Group Plan is a defined benefit plan which does not satisfy the minimum benefit requirements with respect to such Participant. The amount of Formula Based Contributions required to be allocated under this Section for any Plan Year shall be reduced by the amount of Employer Contributions and Forfeitures allocated under this Plan on behalf of the Participant and employer contributions and forfeitures allocated on behalf of the Participant under any other defined contribution plan in the Aggregation Group for the Plan Year. Elective Deferrals to any Aggregation Group Plan made on behalf of a Participant in Plan Years beginning after December 31, 1984 but before January 1, 1989 shall be deemed to be Employer Contributions for the purpose of this Section.
Elective Deferrals and Matching or ESOP Matching Contributions to Aggregation Group Plans in Plan Years beginning on or after January 1, 1989 shall not be used to meet the minimum contribution requirements of this Section. Where Employer Contributions and Forfeitures allocated on behalf of a Participant are insufficient to satisfy the minimum contribution otherwise required by this Section, an additional employer contribution shall be made and allocated to the Matching, ESOP Matching or Formula Based Account of such Participant.

     20.4  Maximum Benefit Accrual.  For any Plan Year that the Plan is a Top-
           -----------------------
Heavy Plan, the denominator of the "defined benefit plan fraction" and the denominator of the "defined contribution plan fraction" shall be determined by substituting "1.0" for "1.25"; provided, however, this limit shall not apply with respect to an Employee for any Plan Year during which he or she accrues no benefit under any plan of the Aggregation Group. The preceding sentence shall not apply if, within this Article, there is substituted "four percent (4%)" for "three percent (3%)" and "seven and one-half percent (7.5%)" for "five percent (5%)" and "ninety percent (90%)" for "sixty percent (60%)."

     20.5  Special Vesting.  If the Plan becomes a Top-Heavy Plan after the
           ---------------
Effective Date, vesting for all Employees shall thereafter be accelerated to the extent the following vesting schedule produces a greater vested percentage for the Employee than the normal vesting schedule at any relevant time:

                                      MIDAS RSP FOR HOURLY EMPLOYEES
                                      ESTABLISHED JANUARY 1, 1998

          Years of Vesting Service                     Vested Percentage
          ------------------------                     -----------------

            Less than 3 years                                     0%
            3 years or more                                     100%

                                      MIDAS RSP FOR HOURLY EMPLOYEES
                                      ESTABLISHED JANUARY 1, 1998

ARTICLE XXI
--------------------------------------------------------------------------------


                           MISCELLANEOUS PROVISIONS
                           ------------------------

     21.1   Assignment and Alienation.  As provided by Code Section 401(a)(13)
            -------------------------
and to the extent not otherwise required by law, no benefit provided by the Plan may be anticipated, assigned or alienated, except:

            (a) to create, assign or recognize a right to any benefit with respect to a Participant pursuant to a QDRO, or

            (b) to use a Participant's vested Account balance as security for a loan from the Plan which is permitted pursuant to Code Section 4975.

     21.2   Protected Benefits.  All benefits which are protected by the terms
            ------------------
of Code Section 411(d)(6) and ERISA Section 204(g), which cannot be eliminated without adversely affecting the qualified status of the Plan on and after January 1, 1998, shall be provided under this Plan to Participants for whom such benefits are protected. The Administrator shall cause such benefits to be determined and the terms and provisions of the Plan immediately prior to January 1, 1998 are incorporated herein by reference and made a part hereof, but only to the extent such terms and provisions are so protected. Otherwise, they shall operate within the terms and provisions of this Plan, as determined by the Administrator.

     21.3   Plan Does Not Affect Employment Rights.  The Plan does not provide
            --------------------------------------
any employment rights to any Employee. The Employer expressly reserves the right to discharge an Employee at any time, with or without Cause, without regard to the effect such discharge would have upon the Employee's interest in the Plan.

     21.4   Deduction of Taxes from Amounts Payable.  The Custodian shall deduct
            ---------------------------------------
from the amount to be distributed such amount as the Custodian, in its sole discretion, deems proper to protect the Custodian and the Plan's assets held under the Custodial Agreement against liability for the payment of death, succession, inheritance, income, or other taxes, and out of money so deducted, the Custodian may discharge any such liability and pay the amount remaining to the Participant, the Beneficiary or the deceased Participant's estate, as the case may be.

     21.5   Facility of Payment.  If a Participant or Beneficiary is declared an
            -------------------
incompetent or is a minor and a conservator, guardian, or other person legally charged with his or her care has been appointed, any benefits to which such Participant or Beneficiary is entitled shall be payable to such conservator, guardian, or other person legally charged with his or her care. The decision of the Administrator in such matters shall be final, binding, and conclusive upon the

                                      MIDAS RSP FOR HOURLY EMPLOYEES
                                      ESTABLISHED JANUARY 1, 1998

Employer and the Custodian and upon each Employee, Participant, Beneficiary, and every other person or party interested or concerned. An Employer, the Custodian and the Administrator shall not be under any duty to see to the proper application of such payments.

     21.6   Source of Benefits.  All benefits payable under the Plan shall be
            ------------------
paid or provided for solely from the Plan's assets held under the Custodial Agreement and the Employers assume no liability or responsibility therefor.

     21.7   Indemnification.  To the extent permitted by law each Employer shall
            ---------------
indemnify and hold harmless each member (and former member) of the Board of Directors, each member (and former member) of the Employee Benefits Committee and the Administrator, and each officer and employee (and each former officer and employee) of an Employer to whom are (or were) delegated duties, responsibilities, and authority with respect to the Plan against all claims, liabilities, fines and penalties, and all expenses reasonably incurred by or imposed upon him or her (including but not limited to reasonable attorney fees and amounts paid in any settlement relating to the Plan) by reason of his or her service under the Plan if he or she did not act dishonestly, with gross negligence, or otherwise in knowing violation of the law under which such liability, loss, cost or expense arises. This indemnity shall not preclude such other indemnities as may be available under insurance purchased or provided by an Employer under any by-law, agreement, or otherwise, to the extent permitted by law. Payments of any indemnity, expenses or fees under this Section shall be made solely from assets of the Employer and shall not be made directly or indirectly from the assets of the Plan.

     21.8   Reduction for Overpayment.  The Administrator shall, whenever it
            -------------------------
determines that a person has received benefit payments under this Plan in excess of the amount to which the person is entitled under the terms of the Plan, make two reasonable attempts to collect such overpayment from the person.

     21.9   Limitation on Liability.  No Employer nor any agent or
            -----------------------
representative of any Employer who is an employee, officer, or director of an Employer in any manner guarantees the assets of the Plan against loss or depreciation, and to the extent not prohibited by federal law, none of them shall be liable (except for his or her own gross negligence or willful misconduct), for any act or failure to act, done or omitted in good faith, with respect to the Plan. No Employer shall be responsible for any act or failure to act of any Custodian appointed to administer the assets of the Plan.

     21.10  Company Merger.  In the event any successor corporation to the
            --------------
Company, by merger, consolidation, purchase or otherwise, shall elect to adopt the Plan, such successor corporation shall be substituted hereunder for the Company upon filing in writing with the Custodian its election so to do.

                                      MIDAS RSP FOR HOURLY EMPLOYEES
                                      ESTABLISHED JANUARY 1, 1998

     21.11  Employees' Trust.  The Plan and Custodial Agreement are created for
            ----------------
the exclusive purpose of providing benefits to the Participants in the Plan and their Beneficiaries and defraying reasonable expenses of administering the Plan, and the Plan and Custodial Agreement shall be interpreted in a manner consistent with their being, respectively, a Plan described in Sections 401(a), 401(k) and 401(m) of the Code and Custodial Agreements exempt under Section 501(a) of the Code. At no time shall the assets of the Plan be diverted from the above purpose.

     21.12  Gender and Number.  Except when the context indicates to the
            -----------------
contrary, when used herein, masculine terms shall be deemed to include the feminine, and singular the plural.

     21.13  Invalidity of Certain Provisions.  If any provision of this Plan
            --------------------------------
shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof and the Plan shall be construed and enforced as if such provisions, to the extent invalid or unenforceable, had not been included.

     21.14  Headings.  The headings or articles are included solely for
            --------
convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

     21.15  Uniform and Nondiscriminatory Treatment.  Any discretion exercisable
            ---------------------------------------
hereunder by an Employer or the Administrator shall be exercised in a uniform and nondiscriminatory manner.

     21.16  Notice and Information Requirements.  Except as otherwise provided
            -----------------------------------
in this Plan or in the Custodial Agreement or as otherwise required by law, the Employer shall have no duty or obligation to affirmatively disclose to any Participant or Beneficiary, nor shall any Participant or Beneficiary have any right to be advised of, any material information regarding the Employer, at any time prior to, upon or in connection with the Employer's purchase, or any other distribution or transfer (or decision to defer any such distribution) of any Company Stock or any other stock held under the Plan.

     21.17  Military Service.  Notwithstanding any provision of this Plan to the
            ----------------
contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

     21.18  Law Governing.  The Plan shall be construed and enforced according
            -------------
to the laws of the state in which the Trust is located, to the extent not preempted by ERISA.

                                      MIDAS RSP FOR HOURLY EMPLOYEES
                                      ESTABLISHED JANUARY 1, 1998


     Executed this ____ day of _________________, 19___.


                                   MIDAS, INC.



                                   By:________________________________

                                   Title:_____________________________

                                 APPENDIX 18.1

                              ADOPTION AGREEMENTS

     This Appendix 18.1 contains several adoption agreements each of which specify, with respect to the employees identified in each, the applicable terms of the Plan for a designated period of time.

                            Appendix 18.1 - Page 1

================================================================================
 PLAN SPONSOR:  MIDAS, INC.
 NAME OF PLAN: MIDAS RETIREMENT SAVINGS PLAN FOR HOURLY EMPLOYEES
 The following are wholly-owned, directly or indirectly, subsidiaries of the Plan Sponsor and have adopted the Plan with the Plan Sponsor as of January 1, 1998:
================================================================================
                        MIDAS INTERNATIONAL CORPORATION
================================================================================

LOCATION                                         ACTIVE BENEFIT FORMULA AND MONTHLY BENEFIT AS OF 1/1/98
================================================================================================================================
 Atlanta Warehouse              Basic pre-tax employee contribution is $6, 12, or 18 per month with a supplemental contribution of $6, 12, 18 or 24 per month; employer contributes $8 per month to all eligible employees plus matches 50% ($3, 6 or 9) of basic contribution per month
--------------------------------------------------------------------------------------------------------------------------------

 Baltimore                      Employee contributes 1% to 12% of pay on an pre-tax basis; employer contributes $10 per month to all eligible employees plus matches 50% up to a maximum match of 2.5%
                                of pay
--------------------------------------------------------------------------------------------------------------------------------

 Chicago, Illinois              Basic pre-tax employee contribution is $4, 8, 12, 16, 18, 20 or 24 per week with a
 Brake Remanufacturing          supplemental contribution of $4, 8, 12, 16, 18, 20 or 24 per week; employer matches
                                50% of basic contribution per week up to maximum match of $12
--------------------------------------------------------------------------------------------------------------------------------

 Chicago Warehouse              Basic pre-tax employee contribution is $5, 10 or 12 per week with a supplemental
 (Member of UAW, Local          contribution of $5, 10, 20, 30 or 40 per week; employer matches 50% of basic
 419)                           contribution per week up to maximum match of $6
 --------------------------------------------------------------------------------------------------------------------------------

 Dallas, Texas                  Effective 2/1/96, basic pre-tax employee contribution is $4 or 6 per week with a
 Distribution Center            supplemental contribution of $5, 10, 15, 20 or 25 per week; employer matches 25% of basic contribution per week up to maximum match of $1.50;

                                Effective 2/1/97, basic pre-tax employee contribution is $4, 6 or 8 per week with a supplemental contribution of $5, 10, 15, 20, 25 or 30 per week; employer matches
                                25% of basic contribution per week up to maximum match of $2.00;

                                Effective 2/1/98, basic pre-tax employee contribution is $4, 6, 8 or 10 per week with a supplemental contribution of $5, 10, 15, 20, 25 or 30 per week; employer matches
                                25% of basic contribution per week up to maximum match of $2.50

                                Effective 2/1/99, basic pre-tax employee contribution is $4, 6, 8, 10 or 12 per week with a supplemental contribution of $5, 10, 15, 20, 25 or 35 per week; employer matches 25% of basic contribution per week up to maximum match of $3.00
--------------------------------------------------------------------------------------------------------------------------------
 Huth Corporation               Basic pre-tax employee contribution is $4, 6, 8, 10, 12, 14, 16 or 18 per week with a supplemental contribution of $4, 6, 8, 10, 12, 14, 16, 18 or 22 per week; employer matches 50% of basic contribution per week up to maximum match of $9
--------------------------------------------------------------------------------------------------------------------------------

 La Mirada                      Effective 11/1/96, basic pre-tax employee contribution is $12, 24 or 32 per month with a supplemental contribution of $12, 24, 36, 48 or 60 per month; employer contributes
                                $10 per month to all eligible employees plus matches 50% of basic contribution per month up to maximum match of $16

                                Effective 11/1/98, basic pre-tax employee contribution of $12, 24 or 36 per month with a supplemental contribution of $12, 24, 36, 48 60 per month; employer contributes
                                $10 per month to all eligible employees plus matches 50% of basic contribution per month up to maximum match of $18
--------------------------------------------------------------------------------------------------------------------------------

 North Brunswick Warehouse      Basic pre-tax employee contribution is $10, 24 or 28 per month with a supplemental
 (Local 2326)                   contribution of $30, 60, 90 or 120 per month; employer matches 50% of basic contribution per month up to maximum match of $14
 --------------------------------------------------------------------------------------------------------------------------------

 Taunton, Massachusetts         Employee contributes 1% to 12% of pay pre-tax; employer matches 50% up to a maximum match of 3% of pay
--------------------------------------------------------------------------------------------------------------------------------

                             Appendix 18.1 -Page 1

================================================================================
 PLAN SPONSOR:  MIDAS, INC.
 NAME OF PLAN: MIDAS RETIREMENT SAVINGS PLAN FOR HOURLY EMPLOYEES
 The following are wholly-owned, directly or indirectly, subsidiaries of the Plan Sponsor and have adopted the Plan with the Plan Sponsor as of January 1, 1998:
================================================================================
                        MIDAS INTERNATIONAL CORPORATION
================================================================================

LOCATION                                         ACTIVE BENEFIT FORMULA AND MONTHLY BENEFIT AS OF 1/1/98
--------------------------------------------------------------------------------------------------------------------------------
 Toledo Distribution Center     Basic pre-tax employee contribution of $5 per week with a supplemental contribution of
 (Perrysburg, Ohio)             $10, 20, 30, 40 or 50 per week; employer matches 25% of basic contribution per week up to maximum match of $1.25

                                Effective 2/20/97, basic pre-tax employee contribution of $6 per week with a supplemental contribution of $10, 20, 30, 40 or 50 per week; employer matches 25%
                                of basic contribution per week up to maximum match of $1.50

                                Effective 2/20/98, basic pre-tax employee contribution of $7 per week with a supplemental contribution of $10, 20, 30, 40 or 50 per week; employer matches 25%
                                of basic contribution per week up to maximum match of $1.75
--------------------------------------------------------------------------------------------------------------------------------

 Woodland Warehouse             Employee contributes 1% to 15% of pay on a pre-tax basis; employer matches 50% up to a maximum match of 3% of pay
--------------------------------------------------------------------------------------------------------------------------------

 COSMIC ENTERPRISES, INC. (A SUSIDIARY OF MIDAS INTERNATIONAL CORPORATION)
--------------------------------------------------------------------------------------------------------------------------------

 Non-Union, Non-                Pre-tax contribution of $12, 24, 36 or 48 per week; no employer match
 Chicagoland
 --------------------------------------------------------------------------------------------------------------------------------

 Union Local 73                 Pre-tax contribution of $6, 12, 18 or 24 per week; no employer match
--------------------------------------------------------------------------------------------------------------------------------
 Non-Union, Chicagoland         Pre-tax contribution of $12, 24, 36 or 48 per week; no employer match
--------------------------------------------------------------------------------------------------------------------------------
 Salary Shop                    Pre-tax contribution from 1% to 10% of covered pay; employer match of 50% up to a maximum match of 3% of pay
--------------------------------------------------------------------------------------------------------------------------------
 Cosmic 723/Union               Pre-tax contribution of $6, 12, 18 or 24 per week; no employer match
--------------------------------------------------------------------------------------------------------------------------------

 COSMIC STORES, INC. (A SUBSIDIARY OF MIDAS INTERNATIONAL CORPORATION)
--------------------------------------------------------------------------------------------------------------------------------

 Non-Union/Hourly               Pre-tax contribution of $12, 24, 36 or 48 per week; no employer match
--------------------------------------------------------------------------------------------------------------------------------

 Salary Shop                    Pre-tax contribution from 1% to 10% of covered pay; employer match of 50% up to a maximum match of 3% of pay
--------------------------------------------------------------------------------------------------------------------------------

 COSMIC OF COSTA MESA, INC. (A SUBSIDIARY OF MIDAS INTERNATIONAL CORPORATION)
--------------------------------------------------------------------------------------------------------------------------------

 Non-Union                      Pre-tax contribution of $12, 24, 36 or 48 per week; no employer match
--------------------------------------------------------------------------------------------------------------------------------
 Salaried Shop                  Employee contributes 1% to 10% of pay on a pre-tax basis; employer matches 50% up to a maximum match of 3% of pay
--------------------------------------------------------------------------------------------------------------------------------
 COSMIC OF ORANGE, INC. (A SUBSIDIARY OF MIDAS INTERNATIONAL CORPORATION)
--------------------------------------------------------------------------------------------------------------------------------

 Non-Union                      Pre-tax contribution of $12, 24, 36 or 48 per week; no employer match
--------------------------------------------------------------------------------------------------------------------------------
 Salaried Shop                  Employee contributes 1% to 10% of pay on a pre-tax basis; employer matches 50% up to a maximum match of 3% of pay
--------------------------------------------------------------------------------------------------------------------------------

 COSMIC OF HUNTINGTON BEACH, INC. (A SUBSIDIARY OF MIDAS INTERNATIONAL CORPORATION)
--------------------------------------------------------------------------------------------------------------------------------

 Non-Union                      Pre-tax contribution of $12, 24, 36 or 48 per week; no employer match
--------------------------------------------------------------------------------------------------------------------------------

 Salaried Shop                  Employee contributes 1% to 10% of pay on a pre-tax basis; employer matches 50% up to a maximum match of 3% of pay
--------------------------------------------------------------------------------------------------------------------------------

                            Appendix 18.1 - Page 2

================================================================================
 PLAN SPONSOR:  MIDAS, INC.
 NAME OF PLAN: MIDAS RETIREMENT SAVINGS PLAN FOR HOURLY EMPLOYEES
 The following are wholly-owned, directly or indirectly, subsidiaries of the Plan Sponsor and have adopted the Plan with the Plan Sponsor as of January 1, 1998:
================================================================================

                        MIDAS INTERNATIONAL CORPORATION
================================================================================

LOCATION                                         ACTIVE BENEFIT FORMULA AND MONTHLY BENEFIT AS OF 1/1/98
--------------------------------------------------------------------------------------------------------------------------------
 MUFFLER CORPORATION OF AMERICA (A SUBSIDIARY OF MIDAS, INC.)
 Bedford Park, Illinois         Basic pre-tax employee contribution is $1, 2, 3, 4 or 5 per week with a supplemental
 Member of MWU, Local 761       contribution of $5, 10, 15, 20 or 27 per week; employer matches 50% of basic contribution per week to a maximum match of $2.50
=========================================================================================================================

                            Appendix 18.1 - Page 3